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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-23037

Tekla World Healthcare Fund
(Exact name of registrant as specified in charter)

100 Federal Street, 19th Floor, Boston, MA			02110
(Address of principal executive offices)			(Zip code)

Laura Woodward, Chief Compliance Officer and Vice President of Fund Administration
100 Federal Street, 19th Floor, Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2020 to September 30, 2021

ITEM 1. REPORTS TO STOCKHOLDERS.

TEKLA WORLD HEALTHCARE FUND

Annual Report

  2  0  2  1

TEKLA WORLD HEALTHCARE FUND

Distribution policy: The Fund has implemented a managed distribution policy (the Policy) that provides for monthly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make monthly distributions at a rate of $0.1167 per share to shareholders of record. The Policy would result in a return of capital to shareholders, if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in the Fund's notices pursuant to Section 19(a) of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that tells you how to report distributions for federal income tax purposes.

You should not draw any conclusions about the Fund's investment performance from the amount of distributions pursuant to the Policy or from the terms of the Policy. The Policy has been established by the Trustees and may be changed or terminated by them without shareholder approval. The Trustees regularly review the Policy and the frequency and rate of distributions considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions. The suspension or termination of the Policy could have the effect of creating a trading discount or widening an existing trading discount. At this time there are no reasonably foreseeable circumstances that might cause the Trustees to terminate the Policy.

Consider these risks before investing: As with any investment company that invests in equity securities, the Fund is subject to market risk—the possibility that the prices of equity securities will decline over short or extended periods of time. As a result, the value of an investment in the Fund's shares will fluctuate with the market generally and market sectors in particular. You could lose money over short or long periods of time. Political and economic news can influence marketwide trends and can cause disruptions in the U.S. or world financial markets. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stock of companies in one or more industries. All of these factors may have a greater impact on initial public offerings and emerging company shares. Different types of equity securities tend to shift into and out of favor with investors, depending on market and economic conditions. The performance of funds that invest in equity securities of healthcare companies may at times be better or worse than the performance of funds that focus on other types of securities or that have a broader investment style.

TEKLA WORLD HEALTHCARE FUND

Dear Shareholders,

It's been a remarkable year in the U.S. and the world in general. The COVID-19 pandemic has changed the world in innumerable ways. It has changed the way we think about life and work and interact with other people. It has affected the way many people think about work/life balance, where and how they live and ultimately what is fundamentally important to them. We may now be starting to come out of this nearly two year-long epidemic. It will be interesting to see how much these changes stay with us and how much we retreat to what we were and what we were doing pre-pandemic.

With respect to investment in the healthcare and biotech industries and probably the general market, things have also been volatile but not as volatile as one might have imagined. From our focused perspective, some things have changed but many other things don't look all that different to us. Our sector continues to create new companies, develop novel products, and attract risk capital. We think these are the things that drive success in the healthcare and biotech sectors.

There have certainly been notable achievements and some disappointments. From our perspective, the most notable has been the creation of multiple safe and effective vaccines that have substantially contributed to the world's efforts to stem the morbidity and mortality resulting from the COVID-19 epidemic. It is telling that from among the scores of companies that sought to create COVID-19 vaccines, two (one, a large pharmaceutical company (Pfizer, Inc.) in collaboration with a small biotech company (BioNTech SE) and the other a recent startup (Moderna, Inc.)) have each created remarkably effective vaccines that have saved untold numbers of lives. At some level, these two companies, and healthcare in general, may well have saved the world as we know it. Having personally worked in the pharmaceutical and biotech sectors for a long time, I can tell you that most of the people who work in these sectors do so in large part for the opportunity to make such a contribution to the world. From a humanitarian point of view, this has been great to watch.

It's also been good to watch from an investment perspective. Moderna is an epic case. In a little over a year, this 2016 startup has gone from being a solid and successful public mid-cap company to commercializing a product that has been given to hundreds of millions of patients, immunizing them but also creating approximately $20B in sales worldwide. In the process, Moderna has become among the biggest biotech companies in the world with a market cap in the range of $90B. Furthermore, Pfizer, already a leading pharmaceutical company, was in the same timeframe able to capitalize on its partnership with BioNTech, a smaller European biotech company, to create a comparable COVID-19 vaccine. In our view, the accomplishments of Moderna as an independent company and the Pfizer/BioNTech partnership validate the investment approach we have been utilizing since the Fund's inception.

We think this validation of our investing approach bodes well for the intermediate and long-term. However, such validation of a fundamental approach doesn't always work in the short-term. As can be seen in the below chart, biotech (as viewed by the SPDR® S&P® Biotech ETF* ("XBI") and NASDAQ Biotechnology Index®* ("NBI") significantly outperformed the broad healthcare market (as viewed by the S&P Global 1200 Health Care Index®* ("SGH") and the market (as viewed by the S&P 500® Index* ("SPX") through early February 2021. As you will recall, the Moderna and Pfizer vaccines became available in January and February 2021. One might have thought that the incredible success of the COVID-19 vaccines would continue to drive healthcare/biotech outperformance. Alas, in a surprise to us, the broad SPX Index has significantly outperformed the healthcare and biotech markets since, to the point that the entire biotech outperformance of 2020 was reversed by September 2021.

We have been asked by some shareholders whether broad market outperformance as the vaccines became available makes us question our investment premise. We think not. Rather, we note that in anticipation of the emergence, and ultimate success, of the vaccines, healthcare and biotech significantly outperformed for nearly a year as the pandemic worsened. Once the vaccines became available, it seems that the market assumed the vaccines would be effective and moved on to embrace a future in which the world would return to a growing more upbeat situation. We think that the market is benefitting from the contribution our sector has made. Even more importantly, we think the investors who are benefitting from the reflation trade will be back soon. We are confident that the contribution of the healthcare and biotech sectors will be recognized and will manifest in outperformance of these sectors going forward based on the new and exciting discoveries and developments our sector companies are making right now.

Be well,

Daniel R. Omstead
President and Portfolio Manager

Fund Essentials

Objective of the Fund

The Fund's investment objective is to seek current income and long-term capital appreciation.

Description of the Fund

Tekla World Healthcare Fund ("THW") is a non-diversified closed-end fund traded on the New York Stock Exchange under the ticker THW. THW employs a versatile growth and income investment strategy investing across all healthcare subsectors and across a company's full capital structure. THW invests at least 40% of AUM in ex-U.S. companies or those with substantial ex-U.S. revenues.

Investment Philosophy

Tekla Capital Management LLC, the Investment Adviser to the Fund, believes that:

•  Aging demographics and adoption of new medical products and services may provide long-term tailwinds for healthcare companies

•  Opportunities outside the United States may be underappreciated and timely

•  Investment opportunity spans the globe including biotechnology, healthcare technology, life sciences and medical devices

•  The potential for value creation may exist in companies both inside and outside the United States that are commercializing novel technologies

Fund Overview and Characteristics as of 9/30/21

Market Price[1]	$16.45
NAV[2]	$15.18
Premium/(Discount)	8.37%
Average 30 Day Volume	114,984
Net Assets	$565,681,893
Managed Assets	$685,681,893
Leverage Outstanding	$120,000,000
Total Leverage Ratio[3]	17.50%
Ticker	THW
NAV Ticker	XTHWX
Commencement of Operations Date	6/30/15
Fiscal Year to Date Distributions per Share	$1.40

1 The closing price at which the Fund's shares were traded on the exchange.

2 Per-share dollar value of the Fund, calculated by dividing the total value of all the securities in its portfolio, plus any other assets and less liabilities, by the number of Fund shares outstanding.

3 As a percentage of managed assets

Holdings of the Fund (Data is based on net assets)

Asset Allocation as of 9/30/21

Sector Diversification as of 9/30/21

This data is subject to change on a daily basis.

Largest Holdings by Issuer

(Excludes Short-Term Investments)

As of September 30, 2021

Issuer – Sector	% of Net Assets
AstraZeneca plc – Pharmaceuticals	6.2%
UnitedHealth Group, Inc. – Health Care Providers & Services	5.3%
Roche Holding AG – Pharmaceuticals	4.9%
Johnson & Johnson – Pharmaceuticals	4.5%
Thermo Fisher Scientific, Inc. – Life Sciences Tools & Services	4.0%
Merck & Co., Inc. – Pharmaceuticals	4.0%
Abbott Laboratories – Health Care Equipment & Supplies	3.9%
Medtronic plc – Health Care Equipment & Supplies	3.7%
AbbVie, Inc. – Biotechnology	3.2%
Eli Lilly & Co. – Pharmaceuticals	3.2%
Cigna Corp. – Health Care Providers & Services	2.6%
Zimmer Biomet Holdings, Inc. – Health Care Equipment & Supplies	2.4%
Pfizer, Inc. – Pharmaceuticals	2.4%
Novartis AG – Pharmaceuticals	2.4%
Bristol-Myers Squibb Co. – Pharmaceuticals	2.1%
IDEXX Laboratories, Inc. – Health Care Equipment & Supplies	1.9%
Horizon Therapeutics plc – Pharmaceuticals	1.8%
Sanofi – Pharmaceuticals	1.8%
Gilead Sciences, Inc. – Biotechnology	1.8%
Danaher Corp. – Medical Devices and Diagnostics	1.8%

COUNTRY DIVERSIFICATION As of September 30, 2021	% of Net Assets	% of Managed Assets
United States	65.1%	53.8%
United States (with substantial ex-U.S. revenue)	24.8%	20.5%
Switzerland	8.4%	6.9%
United Kingdom	7.7%	6.4%
Ireland	5.7%	4.7%
Japan	3.7%	3.0%
France	2.4%	2.0%
Denmark	1.8%	1.5%
Netherlands	1.5%	1.2%
Australia	1.5%	1.2%
Germany	1.3%	1.1%
China	0.8%	0.7%
Italy	0.6%	0.5%
Israel	0.2%	0.1%

Fund Performance

THW is a closed-end fund which invests predominantly in healthcare companies. Subject to regular consideration, the Trustees of THW have instituted a policy of making monthly distributions to shareholders.

The Fund invests in equity and debt of healthcare companies. The Fund seeks to benefit from the earnings growth of the healthcare industry while capturing income. Income is derived from multiple sources including equity dividends, fixed income coupons, real estate investment trust distributions, convertible securities coupons and selective equity covered call writing premiums. In order to accomplish its objectives, THW often holds a majority of its assets in equities. Allocation of assets to various healthcare sectors can vary significantly as can the percentage of the portfolio which is overwritten. Under normal market conditions, the Fund expects to invest at least 40 percent of its managed assets in companies organized or located outside of the U.S. or companies that do a substantial amount of business outside the U.S.

The Fund may invest up to 20 percent of managed assets, measured at the time of investment, in non-convertible debt of healthcare companies. It may also invest up to 20 percent of managed assets in healthcare REITs. The Fund may also hold up to 30 percent of managed assets in convertible securities and may invest a portion of its assets in restricted securities. In order to generate additional "current" income THW often sells (or writes) calls against a material portion of its equity assets. The portion of equity assets overwritten can vary, but usually represents less than 20 percent of managed assets. At times, the overwritten portion of assets is materially less than 20 percent of managed assets. The use of covered calls is intended to produce "current" income but may limit upside in bullish markets. The Fund may also use leverage to enhance yield. The Fund may incur leverage up to 20 percent of managed assets at the time of borrowing. "Managed Assets" means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund's accrued liabilities (other than liabilities representing borrowings for investment purposes).

The Fund considers investments in companies of all sizes and in all healthcare subsectors, including but not limited to, biotechnology, pharmaceuticals, healthcare equipment, healthcare supplies, life science tools and services, healthcare distributors, managed healthcare, healthcare technology, and healthcare facilities. The Fund also emphasizes innovation, investing both in public and pre-public venture companies. The Fund considers its pre-public and other restricted investments to be a differentiating characteristic. Among the various healthcare subsectors, THW has considered the biotechnology subsector, including both pre-public and public companies, to be a key contributor to the healthcare sector. The Fund holds biotech assets, including both public and pre-public, often representing 10-25% of net assets.

There is no commonly published index which matches the investment strategy of THW. With respect to the Fund's equity investments, THW often holds 10-25% of its assets in biotechnology. By contrast, the S&P Global 1200 Healthcare Index®* ("SGH") consists of approximately 110 global companies representing most or all of the healthcare subsectors in which THW typically invests; biotechnology often represents up to 20% of this index. By contrast, the NBI which contains over 260 constituents, is much more narrowly constructed. The vast majority of this index is comprised of biotechnology, pharmaceutical and life science tools companies. In recent years, biotechnology has often represented 72-82% of the NBI. Neither the SGH nor NBI indices contain any material amount of pre-public company assets.

The S&P 500® Health Care Corporate Bond Index* ("SP5HCBIT") measures the performance of U.S. corporate debt issued by constituents in the healthcare sector of the SPX. This index is generally reflective of the debt assets in which THW invests, though the Fund invests in the SPX index debt components as well as those of smaller capitalization companies.

The S&P Composite 1500® Health Care REITs Index* ("S15HCRT") is comprised of U.S. publicly traded REITs in the healthcare sector. This index is generally reflective of the REITs in which THW invests.

Given the circumstances, we present both NAV and stock returns for the Fund in comparison to several commonly published indices. We note that THW is a dynamically configured multi-asset class global healthcare growth and income fund. There is no readily available index comprised of similar characteristics to THW and to which THW can directly be compared. Therefore, we provide returns for a number of indices representing the major components of THW's assets. Having said this, we note that there are no readily available indices representing the covered call strategy employed by THW or the restricted security components of THW.

Fund Performance as of September 30, 2021

Period	THW NAV	THW MKT	NBI	SGH	SPX	SP5HCBIT	S15HCRT
6 month	5.84	14.17	7.98	9.97	9.18	3.67	3.93
1 year	17.91	26.00	20.22	18.86	29.98	1.10	29.87
5 year	9.42	13.22	11.55	13.15	16.88	4.85	3.29
inception	6.44	6.97	4.87	9.31	14.31	5.57	6.20

Inception date June 26, 2015

Change in the value of a $10,000 investment

Cumulative total return from inception to 9/30/2021

All performance over one-year has been annualized. Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The NAV total return takes into account the Fund's total annual expenses and does not reflect transaction charges. If transaction charges were reflected, NAV total return would be reduced. All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan (DRIP) for market price returns or NAV for NAV returns. Until the DRIP price is available from the Plan Agent, the market price returns reflect the reinvestment at the closing market price on the last business day of the month. Once the DRIP is available around mid-month, the market price returns are updated to reflect reinvestment at the DRIP price. The graph and table do not reflect the deduction of taxes a shareholder would pay on fund distributions or the sale of fund shares.

Portfolio Management Commentary

Fund and Benchmark Performance and Other Influencing Factors

For the 12-month period ending September 30, 2021, the Fund net asset value was up 17.9% and market value up 26.0%. Over the same period the SGH was up 18.9%, the SP5HCBIT was up 1.1%, and the S15HCRT was up 29.9%.

The largest positive contribution to Fund relative performance was company stock selection, an underweight allocation to pharmaceuticals and the use of leverage. Two overweight positions in the period that contributed most positively to performance were ICON plc (ICLR), up 37%, and Waters Corp. (WAT), up 83%. One of the Fund's early stage venture holdings, Decipher Biosciences, Inc., had a strong positive impact on performance. Decipher Biosciences, a genomic testing company, was purchased by Veracyte, Inc. (VCYT) at a premium to the Fund's cost basis in a deal completed March 15, 2021. Stock selection in pharmaceutical companies positively impacted performance. At the same time, the Fund benefitted from an underweight allocation to the pharmaceuticals subindustry whose performance lagged the broader large-cap healthcare equity group. The Fund's use of leverage benefited performance mostly driven by positive equity returns in the period.

The largest negative contribution to Fund relative performance was company stock selection and an overweight allocation to biotechnology. Two overweight positions in the period that contributed most negatively to performance were MorphoSys AG (MOR), down 62%, and Cigna Corp. (CI), down 17% percent in the past six months. Stock selection in real estate investment trusts negatively impacted performance. The Fund saw negative relative performance from an overweight allocation to the biotechnology subindustry whose performance lagged the broader large-cap healthcare equity group.

Portfolio Highlights as of September 30, 2021

Among other investments, Tekla World Healthcare Fund's performance benefitted in the past year by the following:

ICON plc (ICLR) is a large clinical research organization (CRO) that assists pharmaceutical and biotechnology companies with the design and execution of clinical trials. In late February the stock gapped down on the announcement of its merger with PRA Health Sciences, Inc. (PRAH), one of its peers in the CRO space, amidst concerns the tie-up would impact new business wins. However, the stock has since risen to a 52-week high after ICLR announced robust revenue and earnings guidance and touted the long-term merits of its business combination with PRAH. We purchased the position on stock price weakness, and it has been a strong contributor to fund performance.

Waters Corp. (WAT) is a leading global supplier of analytical instruments, consumables and services to life science, industrial and academic organizations conducting research. The company's stock rose in the period with renewed growth in its liquid chromatography business due to a successful sales initiative to upgrade installed instruments as well as strong early customer adoption of its new e-commerce platform. The Fund held an overweight position.

ResMed, Inc. (RMD) is a leading global provider of medical equipment to treat sleep disorders, primarily obstructive sleep apnea, a condition where a patient's airflow is periodically obstructed causing sleep disruption which leads to daytime sleepiness and other condition such as high blood pressure. As the sleep apnea device market share leader, RMD benefitted in the period from continued sales growth as treatment rates increase for sleep apnea, a historically underdiagnosed medical condition. RMD sales received a boost from additional demand after competitor Philips Respironics' sleep apnea device had a product recall. The Fund held an overweight position.

Among other examples, Tekla World Healthcare Fund's performance was negatively impacted by the following investments:

MorphoSys AG (MOR) is a German biopharmaceutical company focused on discovering treatments for cancer, inflammation, and autoimmune diseases. Investors reacted negatively to MOR's acquisition of Constellation Pharmaceuticals, Inc. (CNST) which also has a pipeline for oncology and autoimmune conditions. The company's stock underperformed because investors expect increased clinical trials expenses for the newly acquired pipeline and remain concerned about initial sales for its in-house treatment of a blood cancer known as DLBCL, or Diffuse Large B-Cell Lymphoma. The Fund held an overweight position.

Cigna Corp. (CI) a large, diversified Managed Care Organization (MCO) and Pharmacy Benefit Manager (PBM). While the company has some Medicare and Medicaid business, its medical membership skews toward the commercial employer market. Cost trends in the commercial market were adversely impacted by COVID-19 in 2021. Vaccinated commercial members were less likely to defer elective medical procedures as compared to the COVID-19 waves in 2020 and consequently there were fewer offsets to the elevated costs Cigna experienced from the Delta variant. The Fund was overweight Cigna which underperformed its peers.

Biogen, Inc. (BIIB) is a large-cap biotechnology company focused on the research and development of treatments for neurologic illness and other high severity diseases. The company, and its stock, have had a tumultuous year. Stock performance has mainly been driven by the prospects of Aduhelm, the company's controversial treatment for Alzheimer's disease. Despite a negative advisory panel vote, the FDA approved Aduhelm in June. This outcome was surprising given the panel's questions about the clinical meaningfulness of the drug and the stock soared as a result. Another surprising event was BIIB's decision to launch the drug with a very high price. Despite the stock's initial positive reaction on the approval, sentiment on Aduhelm, and BIIB in general, soon soured as doctors and managed care companies voiced their concerns about the drug. Initial sales for Aduhelm have trailed both company and market expectations. In 2021 we held both underweight and overweight positions in BIIB but the position has been a net detractor to Fund performance.

Distributions

The Fund intends to make monthly distributions at a rate of $0.1167 per share. The Fund intends to use net realized capital gains when making quarterly distributions, if available, but would make return of capital distributions if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. During the last fiscal year, the Fund made quarterly distributions totaling $1.4004 per share, which were characterized as $0.1387 per share of net investment income and $1.2617 per share of return of capital. Final determination of the tax character of the distributions paid by the Fund in 2021 will be reported to shareholders in January 2022.

Distributions of return of capital decrease the Fund's total assets and total assets per share and, therefore, could have the effect of increasing the Fund's expense ratio. In general, the policy of making monthly distributions at a fixed value does not affect the Fund's investment strategy. However, in order to make these distributions, the Fund might need to sell portfolio securities at a less than opportune time.

*The trademarks NASDAQ Biotechnology Index®, S&P Global 1200 Health Care Index®, S&P Composite 1500® Health Care REITs Index, S&P 500® Health Care Corporate Bond Index, SPDR® S&P® Biotech ETF and S&P 500® Index referenced in this report are the property of their respective owners. These trademarks are not owned by or associated with the Fund or its service providers, including Tekla Capital Management LLC.

TEKLA WORLD HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021

PRINCIPAL AMOUNT	NON-CONVERTIBLE NOTES - 13.0% of Net Assets	VALUE
	France - 0.5%
$2,600,000	Sanofi, 3.63% due 06/19/28	$2,944,933
	Ireland - 0.5%
516,000	Endo Dac/Endo Finance LLC/Endo Finco, Inc., 9.50% due 07/31/27 (a) (b)	517,146
789,000	Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.00% due 06/30/28 (b)	573,587
1,500,000	Shire Acquisitions Investments Ireland DAC, 3.20% due 09/23/26	1,617,866
		2,708,599
	United Kingdom - 1.0%
5,000,000	AstraZeneca plc, 3.38% due 11/16/25	5,453,759
	United States - 11.0%
3,200,000	AbbVie, Inc., 4.50% due 05/14/35	3,820,741
2,000,000	Amgen, Inc., 3.63% due 05/22/24	2,142,865
831,000	Baxalta, Inc., 4.00% due 06/23/25	909,110
328,000	Becton, Dickinson and Co., 3.73% due 12/15/24	354,391
560,000	Biogen, Inc., 3.63% due 09/15/22	577,538
1,400,000	Bristol-Myers Squibb Co., 3.40% due 07/26/29	1,547,372
2,785,000	Cigna Corp., 3.50% due 06/15/24	2,974,105
191,000	CVS Health Corp., 3.70% due 03/09/23	199,439
4,000,000	EMD Finance LLC, 3.25% due 03/19/25 (b)	4,262,938
2,000,000	GlaxoSmithKline Capital, Inc., 2.80% due 03/18/23	2,072,863
1,400,000	GlaxoSmithKline Capital plc, 3.00% due 06/01/24	1,484,211
1,000,000	GlaxoSmithKline Capital plc, 3.38% due 06/01/29	1,100,455
1,000,000	HCA, Inc., 5.88% due 05/01/23	1,075,020
1,250,000	HCA, Inc., 5.38% due 02/01/25	1,396,875
600,000	HCA, Inc., 5.25% due 04/15/25	679,913
4,300,000	Johnson & Johnson, 2.45% due 03/01/26	4,560,518
1,400,000	Johnson & Johnson, 2.90% due 01/15/28	1,511,258
1,400,000	Laboratory Corporation of America Holdings, 3.60% due 02/01/25	1,505,822
4,000,000	Mallinckrodt International Finance S.A./Mallinckrodt CB LLC, 5.50% due 04/15/25 (b)	2,005,000
1,675,000	Medtronic, Inc., 4.38% due 03/15/35	2,056,003
1,400,000	Merck & Co., Inc., 2.80% due 05/18/23	1,455,014
1,463,000	Merck & Co., Inc., 2.75% due 02/10/25	1,548,854
2,115,000	Novartis Capital Corp., 3.40% due 05/06/24	2,268,374
193,000	Par Pharmaceutical, Inc., 7.50% due 04/01/27 (b)	196,619

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021

(Continued)

PRINCIPAL AMOUNT	United States - continued	VALUE
$5,300,000	Pfizer, Inc., 3.45% due 03/15/29	$5,893,054
1,750,000	Senior Housing Properties Trust, 4.75% due 05/01/24	1,802,500
1,500,000	Tenet Healthcare Corp., 6.75% due 06/15/23	1,617,000
1,400,000	Thermo Fisher Scientific, Inc., 3.20% due 08/15/27	1,523,870
1,400,000	UnitedHealth Group, Inc., 2.88% due 12/15/21	1,407,322
2,560,000	UnitedHealth Group, Inc., 3.88% due 12/15/28	2,907,979
5,000,000	Zimmer Biomet Holdings, Inc., 4.25% due 08/15/35	5,437,026
		62,294,049
	TOTAL NON-CONVERTIBLE NOTES (Cost $69,993,841)	73,401,340
SHARES	CONVERTIBLE PREFERRED (Restricted) (c) (d) - 1.4% of Net Assets
	France - 0.6%
337,442	Dynacure Series C	3,243,410
	Ireland - 0.1%
52,267	Priothera Ltd. Series A, 6.00%	605,435
	Switzerland - 0.4%
151,333	Oculis SA, Series B2, 6.00%	1,610,183
41,109	Oculis SA, Series C, 6.00%	437,400
		2,047,583
	United States - 0.3%
290,187	Aristea Therapeutics, Inc. Series B, 8.00%	1,600,004
101,839	IO Light Holdings, Inc. Series A2	343,706
		1,943,710
	TOTAL CONVERTIBLE PREFERRED (Cost $7,405,937)	7,840,138
	COMMON STOCKS AND WARRANTS - 103.6% of Net Assets
	Australia - 1.4%
38,719	CSL Ltd.	8,212,821
	Canada - 0.0%
7,378	Fusion Pharmaceuticals, Inc. (d)	58,434

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021

(Continued)

SHARES	China - 0.8%	VALUE
5,142	BeiGene Ltd. ADR (d)	$1,866,546
38,848	I-Mab ADR (d)	2,816,091
		4,682,637
	Denmark - 1.8%
81,867	MorphoSys AG ADR (a) (d)	962,756
95,703	Novo Nordisk A/S ADR (e)	9,188,445
		10,151,201
	France - 1.3%
153,254	Sanofi ADR (e)	7,388,375
	Germany - 1.3%
10,000	Affimed N.V. (d)	61,800
131,684	Bayer AG	7,169,962
		7,231,762
	Ireland - 5.1%
34,441	ICON plc (d)	9,024,231
32,980	Mallinckrodt plc (d)	6,550
151,717	Medtronic plc (e)	19,017,726
15,882	Perrigo Co. plc	751,695
		28,800,202
	Israel - 0.2%
90,281	Teva Pharmaceutical Industries Ltd. ADR (d)	879,337
	Italy - 0.6%
137,872	Stevanato Group SpA (d)	3,489,540
	Japan - 3.7%
88,837	Astellas Pharma, Inc.	1,470,705
108,150	Daiichi Sankyo Co., Ltd.	2,895,305
13,660	Eisai Co., Ltd.	1,030,499
19,364	Hoya Corp.	3,040,441
14,872	M3, Inc.	1,067,946
57,880	Olympus Corp.	1,277,526
22,660	Ono Pharmaceutical Co., Ltd.	519,798
41,616	Otsuka Holdings Co., Ltd.	1,789,980
15,413	Shionogi & Co., Ltd	1,059,986
7,430	Sysmex Corp.	929,960
210,146	Takeda Pharmaceuticals Co., Ltd. ADR (a)	3,442,191
19,200	Takeda Pharmaceuticals Co., Ltd.	638,131
34,576	Terumo Corp.	1,641,890
		20,804,358

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021

(Continued)

SHARES	Netherlands - 1.5%	VALUE
4,004	Argenx SE ADR (d)	$1,209,208
164,790	Koninklijke Philips N.V.	7,323,268
		8,532,476
	Switzerland - 8.0%
9,053	Lonza Group AG	6,815,371
136,225	Novartis AG ADR	11,140,480
603,430	Roche Holding AG ADR	27,437,962
		45,393,813
	United Kingdom - 6.8%
493,387	AstraZeneca plc ADR (e)	29,632,823
181,710	Smith & Nephew plc ADR	6,239,922
436,105	Verona Pharma plc ADR (d)	2,389,855
513,192	Verona Pharma plc Warrants (expiration 04/27/22, exercise price $2.79) (c) (d)	0
		38,262,600
	United States - 71.1%
10,451	1Life Healthcare, Inc. (d)	211,633
186,311	Abbott Laboratories (e)	22,008,918
134,663	AbbVie, Inc. (e)	14,526,098
573	Align Technology, Inc. (d)	381,291
174,375	Alkermes plc (d) (e)	5,377,725
28,276	Amgen, Inc.	6,012,891
3,800	Anthem, Inc.	1,416,640
282,002	Ardelyx, Inc. (a) (d)	372,243
62,815	Atreca, Inc. (a) (d)	391,337
5,100	Becton, Dickinson and Co.	1,253,682
13,207	Biogen, Inc. (d) (e)	3,737,449
26,200	Biohaven Pharmaceutical Holding Co., Ltd. (d)	3,639,442
42,319	Boston Scientific Corp. (d)	1,836,221
176,911	Bristol-Myers Squibb Co. (e)	10,467,824
19,295	Charles River Laboratories International, Inc. (d) (e)	7,962,468
58,172	Cigna Corp. (e)	11,643,708
8,700	Community Health Systems, Inc. (d)	101,790
14,900	Community Healthcare Trust, Inc.	673,331
30,182	CVS Health Corp.	2,561,245
33,211	Danaher Corp. (e)	10,110,757
110,585	DENTSPLY Sirona, Inc. (e)	6,419,459
7,633	DexCom, Inc. (d) (e)	4,174,182
63,841	Diversified Healthcare Trust REIT	216,421
33,603	Edwards Lifesciences Corp. (d)	3,804,196
77,166	Eli Lilly & Co. (e)	17,829,204

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021

(Continued)

SHARES	United States - continued	VALUE
23,148	Exact Sciences Corp. (d) (e)	$2,209,477
4,325	Five Star Senior Living, Inc. (d)	18,943
161,709	Galera Therapeutics, Inc. (d)	1,309,843
144,988	Gilead Sciences, Inc. (e)	10,127,412
143,229	Global Medical REIT, Inc.	2,105,466
58,733	Guardant Health, Inc. (d) (e)	7,342,212
28,003	HCA Healthcare, Inc. (e)	6,796,888
92,654	Healthcare Realty Trust, Inc.	2,759,236
56,913	Healthcare Trust of America, Inc.	1,688,040
83,601	Healthpeak Properties, Inc.	2,798,961
95,070	Horizon Therapeutics plc (d) (e)	10,413,968
14,346	Humana, Inc. (e)	5,582,746
16,972	IDEXX Laboratories, Inc. (d)	10,554,887
8,908	Illumina, Inc. (d)	3,613,174
5,591	Intuitive Surgical, Inc. (d)	5,558,293
7,618	IQVIA Holdings, Inc. (d)	1,824,816
118,873	Johnson & Johnson (e)	19,197,989
23,862	Laboratory Corporation of America Holdings (d)	6,715,721
46,903	LTC Properties, Inc.	1,486,356
50,261	McKesson Corp. (e)	10,021,038
145,186	Medical Properties Trust, Inc.	2,913,883
263,012	Merck & Co., Inc.	19,754,831
24,681	Moderna, Inc. (d) (e)	9,498,730
22,534	Molina Healthcare, Inc. (d) (e)	6,113,700
4,442	National Health Investors, Inc.	237,647
71,075	Omega Healthcare Investors, Inc.	2,129,407
69,850	Owens & Minor, Inc. (e)	2,185,606
4,595	PerkinElmer, Inc.	796,268
183,469	Pfizer, Inc. (e)	7,891,002
168,741	Physicians Realty Trust	2,973,216
107,855	QIAGEN N.V. (d)	5,573,946
70,097	R1 RCM, Inc. (d)	1,542,835
14,548	Regeneron Pharmaceuticals, Inc. (d) (e)	8,804,159
1,828	ResMed, Inc.	481,769
90,781	Sabra Health Care REIT, Inc.	1,336,296
30,766	Stryker Corp. (e)	8,113,610
37,326	Thermo Fisher Scientific, Inc. (e)	21,325,464
65,389	UnitedHealth Group, Inc. (e)	25,550,098
8,183	Universal Health Realty Income Trust	452,274
18,957	Universal Health Services, Inc. (e)	2,623,080
66,681	Ventas, Inc.	3,681,458
1,500	Waters Corp. (d)	535,950
41,484	Welltower, Inc.	3,418,282

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021

(Continued)

SHARES	United States - continued	VALUE
6,240	West Pharmaceutical Services, Inc.	$2,649,130
57,419	Zimmer Biomet Holdings, Inc. (e)	8,403,845
19,438	Zoetis, Inc.	3,773,693
		402,015,800
	TOTAL COMMON STOCKS AND WARRANTS (Cost $553,974,496)	585,903,356
	EXCHANGE TRADED FUND (e) - 1.5% of Net Assets
68,149	Health Care Select Sector SPDR Fund	8,675,368
	TOTAL EXCHANGE TRADED FUND (Cost $8,276,948)	8,675,368
PRINCIPAL AMOUNT	SHORT-TERM INVESTMENTS - 6.1% of Net Assets
$30,033,000	Repurchase Agreement, Fixed Income Clearing Corp., repurchase value $30,033,000, 0.00%, dated 09/30/21, due 10/01/21 (collateralized by U.S. Treasury Note 1.25% due 09/30/28, market value $30,633,734)	30,033,000
SHARES
4,611,542	State Street Institutional U.S. Government Money Market Fund, Institutional Class, 0.03% (f)	4,611,542
	TOTAL SHORT-TERM INVESTMENTS (Cost $34,644,542)	34,644,542
	TOTAL INVESTMENTS BEFORE MILESTONE INTEREST - 125.6% (Cost $674,295,764)	710,464,744
INTERESTS	MILESTONE INTEREST (Restricted) (c) (d) - 0.0%
	Biotechnology - 0.0%
1	Rainier Therapeutics, Inc. Milestone Interest	192,096
	TOTAL MILESTONE INTEREST (Cost $192,096)	192,096

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021

(Continued)

NUMBER OF CONTRACTS (100 SHARES EACH)/ NOTIONAL AMOUNT ($)		OPTION CONTRACTS WRITTEN - (0.1)% of Net Assets	VALUE
		Call Option Contracts Written - (0.1)%
157/	(1,899,700)	Abbott Laboratories Oct21 121 Call	$(19,311)
287/	(3,530,100)	Abbott Laboratories Oct21 123 Call	(17,794)
134/	(1,460,600)	AbbVie, Inc. Oct21 109 Call	(19,966)
168/	(554,400)	Alkermes plc Oct21 33 Call	(5,460)
736/	(4,342,400)	AstraZeneca plc Oct21 59 Call	(136,896)
19/	(560,500)	Biogen, Inc. Oct21 295 Call	(8,987)
264/	(1,584,000)	Bristol-Myers Squibb Co. Oct21 60 Call	(23,760)
28/	(1,204,000)	Charles River Laboratories International, Inc. Oct21 430 Call	(14,840)
28/	(595,000)	Cigna Corp. Oct21 212.5 Call	(2,660)
129/	(4,128,000)	Danaher Corp. Oct21 320 Call	(16,770)
106/	(662,500)	DENTSPLY Sirona, Inc. Oct21 62.5 Call	(1,272)
7/	(385,000)	DexCom, Inc. Oct21 550 Call	(9,450)
76/	(1,729,000)	Eli Lilly & Co. Oct21 227.5 Call	(66,120)
23/	(220,800)	Exact Sciences Corp. Oct21 96 Call	(8,970)
215/	(1,526,500)	Gilead Sciences, Inc. Oct21 71 Call	(27,520)
56/	(728,000)	Guardant Health, Inc. Oct21 130 Call	(14,840)
27/	(695,250)	HCA Healthcare, Inc. Oct21 257.5 Call	(3,645)
101/	(1,318,050)	Health Care Select Sector SPDR Fund Oct21 130.5 Call	(9,696)
47/	(517,000)	Horizon Therapeutics plc Oct21 110 Call	(15,839)
14/	(563,500)	Humana, Inc. Oct21 402.5 Call	(4,480)
247/	(4,137,250)	Johnson & Johnson Oct21 167.5 Call	(13,585)
200/	(4,150,000)	McKesson Corp. Oct21 207.5 Call	(29,000)
25/	(525,000)	McKesson Corp. Oct21 210 Call	(2,500)
151/	(1,947,900)	Medtronic plc Oct21 129 Call	(19,177)
27/	(1,107,000)	Moderna, Inc. Oct21 410 Call	(22,680)
14/	(406,000)	Molina Healthcare, Inc. Oct21 290 Call	(2,800)
715/	(7,150,000)	Novo Nordisk A/S Oct21 100 Call	(42,900)
68/	(221,000)	Owens & Minor, Inc. Oct21 32.5 Call	(4,760)
921/	(4,144,500)	Pfizer, Inc. Oct21 45 Call	(20,262)
14/	(868,000)	Regeneron Pharmaceuticals, Inc. Oct21 620 Call	(14,140)
717/	(3,513,300)	Sanofi Oct21 49 Call	(39,435)
30/	(840,000)	Stryker Corp. Oct21 280 Call	(3,030)
18/	(1,062,000)	Thermo Fisher Scientific, Inc. Oct21 590 Call	(9,000)
29/	(1,181,750)	UnitedHealth Group, Inc. Oct21 407.5 Call	(11,745)
18/	(270,000)	Universal Health Services, Inc. Oct21 150 Call	(900)

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021

(Continued)

NUMBER OF CONTRACTS (100 SHARES EACH)/ NOTIONAL AMOUNT ($)		Call Option Contracts Written - continued	VALUE
56/	(868,000)	Zimmer Biomet Holdings, Inc. Oct21 155 Call	$(5,040)
		TOTAL OPTION CONTRACTS WRITTEN (Premiums received ($532,779))	(669,230)
		TOTAL INVESTMENTS - 125.5% (Cost $673,955,081)	709,987,610
		OTHER LIABILITIES IN EXCESS OF ASSETS - (25.5)%	(144,305,717)
		NET ASSETS - 100%	$565,681,893

(a)  All or a portion of this security is on loan as of September 30, 2021. See Note 1.

(b)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c)  Security fair valued using significant unobservable inputs. See Investment Valuation and Fair Value Measurements.

(d)  Non-income producing security.

(e)  A portion of security is pledged as collateral for call options written.

(f)  This security represents the investment of cash collateral received for securities lending and is a registered investment company advised by State Street Global Advisors. The rate shown is the annualized seven-day yield as of September 30, 2021.

ADR  American Depository Receipt

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021

(Continued)

The following forward contracts were held as of September 30, 2021

Description	Counterparty	Settlement Date	Currency		Settlement Value (in USD)	Current Value	Unrealized Gain/(Loss)
Contracts Sold:
Australian Dollar	Goldman Sachs Bank	10/29/21	4,572,304	AUD	$3,331,820	$3,305,885	$25,935
British Pound	Goldman Sachs Bank	10/29/21	12,436,934	GBP	17,041,725	16,758,046	283,679
Danish Krone	Goldman Sachs Bank	10/29/21	10,661,183	DKK	1,678,526	1,661,363	17,163
Euro	Goldman Sachs Bank	10/29/21	11,686,116	EUR	13,682,689	13,542,937	139,752
Israeli Sheqel	Goldman Sachs Bank	10/29/21	4,457,647	ILS	1,392,499	1,382,876	9,623
Japanese Yen	Goldman Sachs Bank	10/29/21	1,203,463,586	JPY	10,845,178	10,815,070	30,108
Swiss Franc	Goldman Sachs Bank	10/29/21	19,943,574	CHF	21,561,903	21,412,749	149,154
						$68,878,926	$655,414

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD HEALTHCARE FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2021

ASSETS:
Investments, at value (cost $674,295,764), including $4,537,621 of securities loaned	$710,464,744
Milestone interests, at value (cost $192,096)	192,096
Total investments	710,656,840
Cash	293
Foreign currency, at value (cost $44,148)	44,498
Dividends and interest receivable	2,578,984
Securities lending income receivable	1,891
Receivable for investments sold	183,811
Prepaid expenses	48,493
Unrealized appreciation on forward currency contracts	655,414
Other assets (see Note 1)	8,664
Total assets	714,178,888
LIABILITIES:
Payable for investments purchased	22,182,624
Accrued advisory fee	600,030
Accrued investor support service fees	30,002
Accrued shareholder reporting fees	35,608
Payable upon return of securities loaned	4,611,542
Loan Payable	120,000,000
Options written, at value (premium received $532,779)	669,230
Interest payable	183,817
Accrued other	184,142
Total liabilities	148,496,995
Commitments and Contingencies (see Notes 1 and 4)
NET ASSETS	$565,681,893
SOURCES OF NET ASSETS:
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 37,254,918 shares issued and outstanding	$372,549
Additional paid-in-capital	535,336,531
Total distributable earnings (loss)	29,972,813
Total net assets (equivalent to $15.18 per share based on 37,254,918 shares outstanding)	$565,681,893

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD HEALTHCARE FUND

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2021

INVESTMENT INCOME:
Dividend income (net of foreign tax of $259,098)	$9,159,930
Interest and other income	2,312,481
Securities lending, net	20,200
Total investment income	11,492,611
EXPENSES:
Advisory fees	6,283,994
Interest expense	1,140,337
Investor support service fees	314,200
Custodian fees	182,836
Trustees' fees and expenses	157,718
Shareholder reporting	118,562
Administration fees	118,500
Legal fees	87,177
Auditing fees	80,185
Transfer agent fees	31,189
Other (see Note 2)	306,225
Total expenses	8,820,923
Net investment income	2,671,688
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	49,158,691
Closed or expired option contracts written	3,260,911
Foreign currency transactions	(47,971)
Forward contracts	(444,638)
Net realized gain	51,926,993
Net change in unrealized appreciation (depreciation) on:
Investments	29,567,805
Option contracts written	(271,181)
Foreign currency	(6,596)
Forward contracts	1,244,919
Net change in unrealized appreciation (depreciation)	30,534,947
Net realized and unrealized gain (loss)	82,461,940
Net increase in net assets resulting from operations	$85,133,628

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD HEALTHCARE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended September 30, 2021	Year ended September 30, 2020
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$2,671,688	$2,921,662
Net realized gain	51,926,993	2,030,127
Change in net unrealized appreciation	30,534,947	55,951,095
Net increase in net assets resulting from operations	85,133,628	60,902,884
DISTRIBUTIONS TO SHAREHOLDERS (see Note 1):
Distributions	(4,675,939)	(1,410,869)
Return of capital	(42,525,450)	(40,791,001)
Total distributions	(47,201,389)	(42,201,870)
CAPITAL SHARE TRANSACTIONS:
Proceed from sale of shares (6,930,639 and 0 shares, respectively)	98,842,590	—
Reinvestment of distributions (155,627 and 66,217 shares, respectively)	2,381,540	948,619
Fund shares repurchased (0 and 53,513 shares, respectively) (see Note 1)	—	(598,698)
Total capital share transactions	101,224,130	349,921
Net increase in net assets	139,156,369	19,050,935
NET ASSETS:
Beginning of year	426,525,524	407,474,589
End of year	$565,681,893	$426,525,524

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD HEALTHCARE FUND

STATEMENT OF CASH FLOWS

YEAR ENDED SEPTEMBER 30, 2021

CASH FLOWS FROM OPERATING ACTIVITIES:
Purchases of portfolio securities	($471,038,483)
Net maturities of short-term investments	(19,450,000)
Sales of portfolio securities	426,101,453
Proceeds from option contracts written	6,157,284
Interest income received	2,705,781
Dividend income received	8,802,721
Securities lending income	18,309
Other operating receipts (expenses paid)	(8,636,040)
Net cash used from operating activities	(55,338,975)
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid	(44,819,849)
Decrease in payable due to custodian	(13,975)
Proceeds from sale of Fund shares	98,842,590
Net cash used for financing activities	54,008,766
NET INCREASE/DECREASE IN CASH	(1,330,209)
CASH AT BEGINNING OF YEAR	1,375,000
CASH AT END OF YEAR	$44,791 *
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$85,133,628
Purchases of portfolio securities	(471,038,483)
Net maturities of short-term investments	(19,450,000)
Sales of portfolio securities	426,101,453
Proceeds from option contracts written	6,157,284
Accretion of discount	138,733
Net realized gain on investments, options, foreign currencies and forwards	(51,926,993)
Increase in net unrealized (appreciation) depreciation on investments, options, foreign currencies and forwards	(30,534,947)
Increase in dividends and interest receivable	(102,642)
Increase in securities lending income receivable	(1,891)
Increase in accrued other expenses	204,434
Decrease in interest payable	(8,895)
Increase in prepaid expenses and other assets	(10,656)
Net cash provided from operating activities	($55,338,975)
Supplemental disclosure: Cash paid for interest	$1,149,232

*  Includes: $44,498 foreign currency.

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD HEALTHCARE FUND

FINANCIAL HIGHLIGHTS

	For the years ended September 30,
	2021	2020	2019	2018	2017
OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
Net asset value per share, beginning of year	$14.14	$13.51	$15.24	$15.55	$16.08
Net investment income (1)	0.08	0.10	0.06	0.11	0.12
Net realized and unrealized gain (loss)	2.36	1.93	(0.40)	0.96	0.74
Total increase (decrease) from investment operations	2.44	2.03	(0.34)	1.07	0.86
Distributions to shareholders from:
Net investment income	(0.14)	(0.05)	(0.19)	(0.60)	(1.30)
Net realized capital gains	—	—	—	—	(0.03)
Return of capital (tax basis)	(1.26)	(1.35)	(1.21)	(0.80)	(0.07)
Total distributions	(1.40)	(1.40)	(1.40)	(1.40)	(1.40)
Increase resulting from shares repurchased (1)	—	— (2)	0.01	0.02	0.01
Net asset value per share, end of year	$15.18	$14.14	$13.51	$15.24	$15.55
Per share market value, end of year	$16.45	$14.33	$13.44	$14.03	$14.56
Total investment return at market value	26.00%	18.14%	6.80%	6.91%	9.47%
Total investment return at net asset value	17.91%	15.97%	(1.10%)	8.66%	6.74%
RATIOS
Net investment income to average net assets	0.53%	0.68%	0.45%	0.78%	0.77%
Expenses to average net assets	1.74%	2.16%	2.53%	2.28%	2.05%
Expenses, excluding interest expense, to average net assets	1.51%	1.57%	1.59%	1.57%	1.55%
SUPPLEMENTAL DATA
Net assets at end of year (in millions)	$566	$427	$407	$463	$480
Portfolio turnover rate	69.37%	48.11%	55.17%	54.60%	58.05%
Senior securities (loan facility) outstanding (in millions)	$120	$120	$120	$120	$120
Asset coverage ratio on revolving credit facility at year end	571%	455%	440%	486%	500%
Asset coverage per $1,000 on revolving credit facility at year end	$5,714	$4,554	$4,396	$4,861	$4,999

(1)  Computed using average shares outstanding.

(2)  Amount represents less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2021

(1)  Organization and Significant Accounting Policies

Tekla World Healthcare Fund (the Fund) is a Massachusetts business trust formed on March 5, 2015 and registered under the Investment Company Act of 1940 as a non-diversified closed-end management investment company. The Fund commenced operations on June 30, 2015. The investment objective is to seek current income and long-term capital appreciation through investments in U.S. and non-U.S. companies engaged in the healthcare industry (including equity securities and debt securities). The Fund invests primarily in securities of public and private companies believed by the Fund's Investment Adviser, Tekla Capital Management LLC (the Adviser), to have significant potential for above-average growth.

The preparation of these financial statements requires the use of certain estimates by management in determining the Fund's assets, liabilities, revenues and expenses. Actual results could differ from these estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America (GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification 946. Events or transactions occurring after September 30, 2021, through the date that the financial statements were issued, have been evaluated in the preparation of these financial statements.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID-19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the Fund's performance.

Investment Valuation

Shares of publicly traded companies listed on national securities exchanges or trading in the over-the-counter market are typically valued at the last sale price, as of the close of trading, generally 4 p.m., Eastern Time. The Fund holds securities, currencies and other assets that are denominated in a foreign currency. The Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern

TEKLA WORLD HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2021

(continued)

Time) when valuing such assets. The Board of Trustees of the Fund (the Trustees) has established and approved fair valuation policies and procedures with respect to securities for which quoted prices may not be available or which do not reflect fair value. Convertible, corporate and government bonds are valued using a third-party pricing service. Convertible bonds are valued using this pricing service only on days when there is no sale reported. Puts and calls generally are valued at the close of regular trading on the securities or commodities exchange on which they are primarily traded. Options on securities generally are valued at their last sale price in the case of exchange traded options or, in the case of OTC-traded options, the average of the last sale price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing forward exchange rates. Restricted securities of companies that are publicly traded are typically valued based on the closing market quote on the valuation date adjusted for the impact of the restriction as determined in good faith by the Adviser also using fair valuation policies and procedures approved by the Trustees described below. Short-term investments with a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Convertible preferred shares, warrants or convertible note interests in private companies, milestone interests and other restricted securities, as well as shares of publicly traded companies for which market quotations are not readily available, such as stocks for which trading has been halted or for which there are no current day sales, or which do not reflect fair value, are typically valued in good faith, based upon the recommendations made by the Adviser pursuant to fair valuation policies and procedures approved by the Trustees.

The Adviser has a Valuation Sub-Committee comprised of senior management which reports to the Valuation Committee of the Board at least quarterly. Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs the Adviser considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company's financial statements products, intended markets or technologies; (iii) the price of the same or similar security negotiated at arm's length in an issuer's completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer

TEKLA WORLD HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2021

(continued)

or of comparable companies; or (v) a probability and time value adjusted analysis of contractual terms. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs identified by the Adviser are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

Milestone Interests

The Fund holds financial instruments which reflect the current value of future milestone payments the Fund may receive as a result of contractual obligations from other parties. The value of such payments are adjusted to reflect the estimated risk based on the relative uncertainty of both the timing and the achievement of individual milestones. A risk to the Fund is that the milestones will not be achieved and no payment will be received by the Fund. The milestone interests were received as part of the proceeds from the sale of one private company. Any payments received are treated as a reduction of the cost basis of the milestone interests with payments received in excess of the cost basis treated as a realized gain. The contractual obligations with respect to the milestone interests provide for payments at various stages of the development of Rainier Therapeutics, Inc. principal product candidate as of the date of the sale.

The following is a summary of the impact of the milestone interests on the financial statements as of and for the year ended September 30, 2021:

Statement of Assets and Liabilities, Milestone interest, at value	$192,096
Statement of Assets and Liabilities, total distributable earnings	$0
Statement of Operations, Change in unrealized appreciation (depreciation) on Milestone interest	$0

Options on Securities

An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option) or sell to (put option) the writer a designated instrument at

TEKLA WORLD HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2021

(continued)

a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised.

The Fund's obligation under an exchange traded written option or investment in an exchange traded purchased option is valued at the last sale price or in the absence of a sale, the mean between the closing bid and asked prices. Gain or loss is recognized when the option contract expires, is exercised or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

All options on securities and securities indices written by the Fund are required to be covered. When the Fund writes a call option, this means that during the life of the option the Fund may own or have the contractual right to acquire the securities subject to the option or may maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the market value of the securities underlying the option. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, yields or securities with similar characteristics, security quantity, maturity, coupon and other security characteristics as well as any developments related to the specific securities. The pricing service may use a matrix approach, regarding securities with similar characteristics to determine the valuation for a security. When the Fund writes a put option, this means that the Fund will maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the exercise price of the option.

TEKLA WORLD HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2021

(continued)

The average number of outstanding call options written for the year ended September 30, 2021 was 2,748.

Derivatives not accounted for as hedging instruments under ASC 815	Statement of Assets and Liabilities Location		Statement of Operations Location
Equity Contracts	Liabilities, Options written, at value	$669,230	Net realized gain (loss) on closed or expired option contracts written	$3,260,911
			Change in unrealized appreciation (depreciation) on option contracts written	($271,181)
Forward Currency Contracts	Unrealized appreciation on forward currency contracts	$655,414	Net realized gain (loss) on forward contracts	($444,638)
			Change in unrealized appreciation (depreciation) on forward contracts	$1,244,919

Forward Contracts

Forward contracts involve the purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other asset at a specified price, with delivery and settlement at a specified future date. Because it is a completed contract, a purchase forward contract can be a cover for the sale of a futures contract. The Fund may enter into forward contracts for hedging purposes and non-hedging purposes (i.e., to increase returns). Forward contracts may be used by the Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Fund anticipates purchasing or selling a foreign security. Forward contracts may also be used to attempt to protect the value of the Fund's existing holdings of foreign securities. Forward contracts may also be used for non-hedging purposes to pursue the Fund's investment objective. There is no requirement that the Fund hedge all or any portion of its exposure to foreign currency risks.

Average notional amount of forward contracts for the year ended September 30, 2021 was $66,485,559.

Other Assets

Other assets in the Statement of Assets and Liabilities consists of amounts due to the Fund at various times in the future in connection with the sale of the investment in one private company.

TEKLA WORLD HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2021

(continued)

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date, less any foreign taxes withheld. Upon notification from issuers, some of the dividend income received may be redesignated as a reduction of cost of the related investment if it represents a return of capital.

The aggregate cost of purchases and proceeds from sales of investment securities (other than short-term investments) for the year ended September 30, 2021 totaled $486,457,192 and $419,072,197, respectively.

Securities Lending

The Fund may lend its securities to approved borrowers to earn additional income. The Fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The Fund will invest its cash collateral in State Street Institutional U.S. Government Money Market Fund (SAHXX), which is registered with the Securities and Exchange Commission (SEC) as an investment company. SAHXX invests substantially all of its assets in the State Street U.S. Government Money Market Portfolio. The Fund will receive the benefit of any gains and bear any losses generated by SAHXX with respect to the cash collateral.

The Fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the Fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of SAHXX.

Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the Fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The Fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by

TEKLA WORLD HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2021

(continued)

the Fund is net of fees retained by the securities lending agent. Net income received from SAHXX is a component of securities lending income as recorded on the Statement of Operations.

Obligations to repay collateral received by the Fund are shown on the Statement of Assets and Liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of September 30, 2021, the Fund loaned securities valued at $4,537,621 and received $4,611,542 of cash collateral.

Repurchase Agreements

In managing short-term investments the Fund may from time to time enter into transactions in repurchase agreements. In a repurchase agreement, the Fund's custodian takes possession of the underlying collateral securities from the counterparty, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed. The Fund may enter into repurchase transactions with any broker, dealer, registered clearing agency or bank. Repurchase agreement transactions are not counted for purposes of the limitations imposed on the Fund's investment in debt securities.

Distribution Policy

Pursuant to a Securities and Exchange Commission exemptive order the Fund may make periodic distributions that include capital gains as frequently as 12 times in any one taxable year in respect of its common shares, and the Fund has implemented a managed distribution policy (the Policy) providing for monthly distributions at a rate set by the Trustees. Under the current Policy, the Fund intends to make monthly distributions at a rate of $0.1167 per share to shareholders of record. If taxable income and net long-term realized gains exceed the amount required to be distributed under the Policy, the Fund will at a minimum make distributions necessary to comply with the requirements of the Internal Revenue Code. The Policy has been established by the Trustees and may be changed by them without shareholder approval. The Trustees regularly review the Policy and the frequency and distribution rate considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions.

Share Repurchase Program

In March 2021, the Trustees approved the renewal of the repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares in the

TEKLA WORLD HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2021

(continued)

open market for a one year period ending July 14, 2022. Prior to this renewal, in March 2020, the Trustees approved the renewal of the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one year period ending July 14, 2021. The share repurchase program is intended to enhance shareholder value and potentially reduce the discount between the market price of the Fund's shares and the Fund's net asset value.

During the year ended September 30, 2021, did not repurchase any shares through the repurchase program.

During the year ended September 30, 2020, the Fund repurchased 53,513 shares at a total cost of $598,698. The weighted average discount per share between the cost of repurchase and net asset value applicable to such shares at the date of repurchase was 12.27%.

Federal Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

As of September 30, 2021, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distributions

The Fund records all distributions to shareholders on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from GAAP. These differences include temporary and permanent differences from losses on wash sale transactions, distribution re-designations, return of capital distributions, Partnership basis adjustments, passive foreign currency gains and losses, foreign currency gains and losses, distributions from real estate investment trusts, losses disallowed on straddles, forward contracts mark-to-market premium amortization accruals and book to tax difference due to merger. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations. At September 30, 2021, the Fund reclassified ($2,883,586) from accumulated net realized gain on investment and $45,445,883 to undistributed net investment income, with a net impact of ($42,562,297) to paid in capital, for current period book/tax differences.

TEKLA WORLD HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2021

(continued)

The tax basis components of distributable earnings and the tax cost as of September 30, 2021 were as follows:

Cost of investments for tax purposes	$681,208,039
Gross tax unrealized appreciation	$628,983,827
Gross tax unrealized depreciation	($599,016,141)
Net tax unrealized appreciation on investments	$29,967,686
Capital loss carryforward:
Long-term (no expiration date)	$—
Late-year ordinary and post-October capital loss deferrals*	$—

* Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31, may be deferred and treated as occurring on the first day of the following taxable year.

The Fund has designated the distributions for its taxable years ended September 30, 2021 and 2020 as follows:

Distributions paid from:	2021	2020
Ordinary income (includes short-term capital gain)	$4,675,939	$1,410,869
Long-term capital gain	$—	$—
Return of capital	$42,525,450	$40,791,001

Statement of Cash Flows

The cash and restricted cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash and restricted cash on hand at September 30, 2021.

Commitments and Contingencies

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Loan Payable

The Fund maintains a $125,000,000 line of credit with the Bank of Nova Scotia (the Line of Credit) which expires on January 28, 2022. As of September 30, 2021, the Fund had drawn down $120,000,000 from the Line of Credit, which

TEKLA WORLD HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2021

(continued)

was the maximum borrowing outstanding during the period. The Fund is charged interest at the rate of 0.75% above the relevant LIBOR rate adjusted by the Statutory Reserve Rate for borrowing (per annum). The Fund is also charged a commitment fee on the daily unused balance of the line of credit at the rate of 0.10% (per annum). Per the Line of Credit agreement, the Fund paid an upfront fee of 0.05% on the total line of credit balance, which is being amortized through January 29, 2022. The Fund pledges its investment securities as the collateral for the line of credit per the terms of the agreement. The weighted average interest rate and the average outstanding loan payable for the period from October 1, 2020 to September 30, 2021 were 0.9333% and $120,000,000, respectively. The stated carrying amount of the line of credit approximates its fair value based upon the short term nature of the borrowings and the interest rates being based upon the market terms. The borrowings under the line of credit would be considered as Level 2 in the fair value hierarchy (See Note 3) at September 30, 2021.

Investor Support Services

The Fund has retained Destra Capital Advisors LLC (Destra) to provide investor support services in connection with the ongoing operation of the Fund. The Fund pays Destra a fee in an annual amount equal to 0.05% of the average aggregate daily value of the Fund's Managed Assets pursuant to the investor support services agreement.

New Accounting Pronouncement

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. When fully implemented, the new rule may require changes in how a fund will use derivatives, may adversely affect a fund's performance and may increase costs related to a fund's use of derivatives.

TEKLA WORLD HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2021

(continued)

(2)  Investment Advisory and Other Affiliated Fees

The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of 1.00% of the average daily value of the Fund's Managed Assets. Managed Assets means the total assets of the Fund minus the Fund's liabilities other than the loan payable.

The Fund has entered into a Services Agreement (the Agreement) with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the year ended September 30, 2021, these payments amounted to $50,900 and are included in the Other category of expenses in the Statement of Operations, together with insurance and other expenses incurred to unaffiliated entities. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are allocated to the Fund in an equitable fashion as approved by the Trustees or officers of the Fund who are also officers of the Adviser.

The Fund pays compensation to Independent Trustees in the form of a retainer, attendance fees and additional compensation to Board and Committee chairpersons. The Fund does not pay compensation directly to Trustees or officers of the Fund who are also officers of the Adviser.

(3)  Fair Value Measurements

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels. Level 1 includes quoted prices in active markets for identical investments. Level 2 includes prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.). The independent pricing vendor may value bank loans and debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, and/or other methodologies designed to identify the market value for such securities and such securities are considered Level 2 in the fair value hierarchy. Level 3 includes prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

TEKLA WORLD HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2021

(continued)

For the year ended September 30, 2021, there were no transfers between levels.

The following is a summary of the levels used as of September 30, 2021 to value the Fund's investments.

Assets and Liabilities at Value	Level 1	Level 2	Level 3	Total
Non-convertible Notes
France	$—	$2,944,933	$—	$2,944,933
Ireland	—	2,708,599	—	2,708,599
United Kingdom	—	5,453,759	—	5,453,759
United States	—	62,294,049	—	62,294,049
Convertible Preferred
France	—	—	3,243,410	3,243,410
Ireland	—	—	605,435	605,435
Switzerland	—	—	2,047,583	2,047,583
United States	—	—	1,943,710	1,943,710
Common Stocks and Warrants
Australia	8,212,821	—	—	8,212,821
Canada	58,434	—	—	58,434
China	4,682,637	—	—	4,682,637
Denmark	10,151,201	—	—	10,151,201
France	7,388,375	—	—	7,388,375
Germany	7,231,762	—	—	7,231,762
Ireland	28,800,202	—	—	28,800,202
Israel	879,337	—	—	879,337
Italy	3,489,540	—	—	3,489,540
Japan	20,804,358	—	—	20,804,358
Netherlands	8,532,476	—	—	8,532,476
Switzerland	45,393,813	—	—	45,393,813
United Kingdom	38,262,600	—	—	38,262,600
United States	402,015,800	—	—	402,015,800
Exchange Traded Fund	8,675,368	—	—	8,675,368
Short-term Investments	4,611,542	30,033,000	—	34,644,542
Milestone Interest	—	—	192,096	192,096
Other Assets	—	—	8,664	8,664
Total	$599,190,266	$103,434,340	$8,040,898	$710,665,504
Assets
Forward Currency Contracts	$—	$655,414	$—	$655,414
Liabilities
Call Options Contracts Written	(669,230)	—	—	(669,230)
Total	($669,230)	$655,414	$—	($13,816)

TEKLA WORLD HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2021

(continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Investments in Securities	Balance as of September 30, 2020	Net realized gain (loss) and change in unrealized appreciation (depreciation)	Cost of purchases and conversions	Proceeds from sales and conversions	Net transfers into (out of) Level 3	Balance as of September 30, 2021
Convertible Notes
United States	$334,708	($221,749)	$—	($112,959)	$—	$—
Convertible Preferred and Warrants
France	1,969,726	(44,047)	1,317,731	—	—	3,243,410
Ireland	—	(9,565)	615,000	—	—	605,435
Switzerland	1,368,002	242,181	1,711,411	(1,274,011)	—	2,047,583
United States	2,898,102	11,123,054	1,600,882	(13,678,328)	—	1,943,710
Common Stocks and Warrants
United Kingdom	68,537	(68,537)	—	—	—	—
Milestone Interest
United States	—	—	192,096	—	—	192,096
Other Assets	—	—	113,889	(105,225)	—	8,664
Total	$6,639,075	$11,021,337	$5,551,009	($15,170,523)	$—	$8,040,898
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2021						$220,216

The following is a quantitative disclosure about significant unobservable inputs used in the determination of the fair value of Level 3 assets.

	Fair Value at September 30, 2021	Valuation Technique	Unobservable Input	Range (Weighted Average)
Common Stock and Warrants	$0	Income approach, Black-Scholes	Discount for lack of marketability	N/A
Convertible Preferred	5,634,699 2,205,439	Market approach Recent transaction	(a) (b)	N/A N/A
Milestone Interest	192,096	Probability adjusted value	Probability of events Timing of events	20.00%-99.00% (56.94%) 1.75-14.25 (5.01) years
Other Assets	8,664	Probability adjusted value	Probability of events Timing of events	50.00% (50.00%) 0.25 (0.25) years
	$8,040,898

(a)  There is no quantitative information to provide as this method of measure is investment specific.

(b) The valuation technique used as a basis to approximate fair value of these investments is based on subsequent financing rounds.

TEKLA WORLD HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2021

(continued)

(4)  Private Companies and Other Restricted Securities

The Fund may invest in private companies and other restricted securities if these securities would currently comprise 10% or less of Managed Assets. The value of these securities represented 1% of the Fund's Managed Assets at September 30, 2021.

At September 30, 2021, the Fund had commitments of $2,009,289 relating to additional investments in one private company.

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's private companies and other restricted securities at September 30, 2021. The Fund on its own does not have the right to demand that such securities be registered.

Security (#)	Acquisition Date	Cost	Carrying Value per Unit	Value
Aristea Therapeutics, Inc. Series B Cvt. Pfd	07/27/21	$1,600,004	$5.51	$1,600,004
Dynacure Series C Cvt. Pfd	04/21/20,10/28/20	3,142,642	9.61	3,243,410
IO Light Holdings, Inc. Series A2 Cvt. Pfd	04/30/20†	336,881	3.38	343,706
Oculis SA
Series B2 Cvt. Pfd	01/16/19	1,274,010	10.64	1,610,183
Series C Cvt. Pfd	04/07/21	437,400	10.64	437,400
Priothera Ltd. Series A Cvt. Pfd	10/07/20	615,000	11.58	605,435
Rainier Therapeutics Milestone Interest	09/28/21	192,096	192,096.00	192,096
		$7,598,033		$8,032,234

  (#)  See Schedule of Investments and corresponding footnotes for more information on each issuer.

  †  Interest received as part of a corporate action for a previously owned security.

(5)  Rights Offering

On April 9, 2021, the Fund issued 6,930,639 common shares in connection with a rights offering of the Fund's shares. Shareholders of record on March 8, 2021 were issued one non-transferable right for each share held on that date. The rights entitled the shareholder to purchase one common share for every three rights held. These shares were issued at a subscription price per share of $14.262. Proceeds to the Fund were $98,842,590. The rights offering costs were paid by the Adviser.

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Tekla World Healthcare Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Tekla World Healthcare Fund (the "Fund"), including the schedule of investments, as of September 30, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 19, 2021

We have served as the auditor of one or more Tekla investment companies since 2004.

TEKLA WORLD HEALTHCARE FUND

TRUSTEES

Name, Address[1], Date of Birth, Length of Time Served, Principal Occupation(s) During Past 5 Years and Other Directorship Held	Position(s) Held with Fund, Term of Office[2]	Number of Portfolios in Fund Complex Overseen by Trustee
Jeffrey A. Bailey, Born: 4/1962	Trustee since 2020	4
CEO, IlluminOss Inc. (2018-2020); Board Chairman, Aileron Therapeutics Inc. (since 2018); Director, Madison Vaccines, Inc. (since 2018); Director, BioDelivery Systems, Inc. (since 2020).
Rakesh K. Jain, Ph.D., Born: 12/1950	Trustee since 2015	4

Director, Steele Lab of Tumor Biology at Massachusetts General Hospital (since 1991); A.W. Cook Professor of Tumor Biology (Radiation Oncology) at Harvard Medical School (since 1991); Ad hoc Consultant/Scientific Advisory Board Member for pharmaceutical/biotech companies (various times since 2002); Ad hoc Consultant, Gershon Lehman Group (since 2004); Director, Co-Founder, XTuit Pharmaceuticals, Inc. (2012-2018).

Thomas M. Kent, CPA, Born: 6/1953	Trustee since 2017	4
Director, Principal Global Investors Trust Co. (since 2014); Trustee, Thayer Academy (2009-2018); Director, New England Canada Business Council (since 2017).
Oleg M. Pohotsky, M.B.A., J.D., Born: 3/1947	Trustee since 2015 Chairman since 2015	4

Consultant and Managing Partner, Right Bank Partners (since 2002); Adviser, Board Advisers, Kaufman & Co. LLC (since 2008); Director, AvangardCo Investments Holdings (since 2011); Director, The New America High Income Fund, Inc. (since 2013).

William S. Reardon, M.B.A., Born: 6/1946	Trustee since 2015	4
Independent Consultant (since 2002); Director, Idera Pharmaceuticals, Inc (2002-2019); Director, Synta Pharmaceuticals, Inc. (2004-2016).

INTERESTED TRUSTEE

Daniel R. Omstead, Ph.D.[3], Born: 7/1953	President since 2015 Trustee since 2015	4

President of the Fund (since 2015), Tekla Healthcare Investors (HQH) (since 2001), Tekla Life Sciences Investors (HQL) (since 2001), Tekla Healthcare Opportunities Fund (THQ) (since 2014); President, Chief Executive Officer and Managing Member of Tekla Capital Management LLC (since 2002); Director: Hotspot Therapeutics, Inc. (since 2021); IlluminOss Medical, Inc. (2011-2020); Magellan Diagnostics, Inc. (2006-2016); Dynex Corporation (2011-2017); Insightra Medical, Inc. (2015-2016); Neurovance, Inc. (2015-2017); EBI Life Sciences, Inc. (2015-2017); Euthymics Biosciences, Inc. (2015-2017); Veniti, Inc. (2015-2018); Joslin Diabetes Center (2016-2019); Decipher Biosciences, Inc. (2016-2018).

1  The Address for each Trustee is: c/o Tekla World Healthcare, 100 Federal Street, 19th Floor, Boston, Massachusetts, 02110, 617-772-8500.

2  Each Trustee currently is serving a three year term.

3  Trustee considered to be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), through position or affiliation with the Adviser.

TEKLA WORLD HEALTHCARE FUND

OFFICERS

Name, Address[1], Date of Birth, Principal Occupation(s) During Past 5 Years	Position(s) Held with Fund, Term of Office[2] and Length of Time Served
Daniel R. Omstead, Ph.D., Born: 7/1953	President since 2015
President of the Fund, HQH (since 2001), HQL (since 2001), THQ (since 2014); President, Chief Executive Officer and Managing Member of Tekla Capital Management LLC (since 2002).
Laura Woodward, CPA, Born: 11/1968	Chief Compliance Officer, Secretary and Treasurer since 2015

Chief Compliance Officer, Secretary and Treasurer of the Fund, HQH (since 2009), HQL (since 2009), THQ (since 2014); Chief Compliance Officer and Vice President of Fund Administration, Tekla Capital Management LLC (since 2009); Senior Manager, PricewaterhouseCoopers LLP (1990-2009).

1  The Address for each officer is: c/o Tekla World Healthcare Fund; 100 Federal Street, 19th Floor, Boston, Massachusetts, 02110, 617-772-8500.

2  Each officer serves in such capacity for an indefinite period of time at the pleasure of the Trustees.

The Fund's Statement of Additional Information includes additional information about the Fund's Trustees and is available without charge, upon request by calling (617) 772-8500 or writing to Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA 02110.

TEKLA WORLD HEALTHCARE FUND

ANNUAL MEETING REPORT: An Annual Meeting of Shareholders was held on June 10, 2021. Shareholders voted to elect Trustees of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified. The following votes were cast with respect to each of the nominees:

	For	Withheld
Jeffrey A. Bailey	27,261,544	608,010
Thomas M. Kent, CPA	27,247,450	622,104

Jeffrey A. Bailey and Thomas M. Kent were elected to serve until the 2024 Annual Meeting.

Trustees serving until the 2022 Annual Meeting are Oleg M. Pohotsky and William S. Reardon.

Trustees serving until the 2023 Annual Meeting are Rakesh K. Jain, Ph.D. and Daniel R. Omstead, Ph.D.

Shareholders ratified the appointment of Deloitte & Touche LLP as the independent registered public accountants of the Fund for the fiscal year ending September 30, 2021 by the following votes:

For	Against/ Withhold	Abstain
27,568,568	161,271	139,715

FOR MORE INFORMATION: A description of the Fund's proxy voting policies and procedures and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA 02110; (iii) on the Fund's website at www.teklacap.com; and (iv) on the SEC's website at www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed with the SEC on Form N-PORT. This Schedule of Investments will also be available on the Fund's website at www.teklacap.com or the SEC's website at www.sec.gov.

You can find information regarding the Fund at the Fund's website, www.teklacap.com. The Fund regularly posts information to its website, including information regarding daily share pricing, distributions, press releases and links to the Fund's SEC filings. The Fund currently publishes and distributes quarterly fact cards, which include performance, portfolio holdings and sector

TEKLA WORLD HEALTHCARE FUND

information for each fiscal quarter. These fact cards will be available on the Fund's website and by request from the Fund's marketing and investor support services agent, Destra Capital Advisors LLC, at 1-877-855-3434.

FEDERAL TAX INFORMATION (unaudited): Certain information for the Fund is required to be provided to shareholders based on the Fund's income and distributions for the taxable year ended December 31, 2021. In February 2022, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends and capital gains and return of capital distributed during the calendar year 2021. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

For corporate shareholders, 100% of ordinary income dividends paid by the Fund qualified for the dividends received deduction for the year ended September 30, 2021.

Under Section 854(b)(2) of the Code, the Fund designated $7,839,720 as qualified dividends for the year ended September 30, 2021.

DISTRIBUTION POLICY: The Fund has a managed distribution policy as described in the Notes to Financial Statements. For more information contact your financial adviser.

SHARE REPURCHASE PROGRAM: In March 2021, the Trustees reauthorized the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one-year period ending July 14, 2022.

PORTFOLIO MANAGEMENT: Daniel R. Omstead, Ph.D., Jason C. Akus, M.D./M.B.A., Timothy Gasperoni, M.B.A., Ph.D., Ashton L. Wilson, Christopher Abbott, Robert Benson, Richard Goss, Jack Liu, M.B.A., Ph.D., Christopher Seitz, M.B.A., Kelly Girskis, Ph.D., and Loretta Tse, Ph.D. are members of a team that analyzes investments on behalf of the Fund. Dr. Omstead exercises ultimate decision making authority with respect to investments.

DIVIDEND REINVESTMENT AND
STOCK PURCHASE PLAN

Reinvestment of Distributions. Under the Dividend Reinvestment and Stock Purchase Plan, dividends and/or distributions to a Shareholder will automatically be reinvested in additional Shares of the Fund. Each registered Shareholder may elect to have dividends and distributions distributed in cash (i.e., "opt-out") rather than participate in the Dividend Reinvestment and Stock Purchase Plan. For any registered Shareholder that does not so elect, dividends and/or

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distributions on such Shareholder's Shares will be reinvested by Computershare Trust Company, N.A. (the "Plan Agent"), as agent for Shareholders in additional Shares, as set forth below. Participation in the Dividend Reinvestment and Stock Purchase Plan is completely voluntary, and may be terminated or resumed at any time without penalty by internet, telephone or notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Participants who hold their Shares through a broker or other nominee and who wish to elect to receive any dividends and distributions in cash must contact their broker or nominee.

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. Each participant will pay a per Share fee (currently $0.05 per Share) incurred in connection with open market purchases. If a participant elects to have the Plan Agent sell all or a part of his or her Shares and remit the proceeds to the participant, the Plan Agent is authorized to deduct a $15 sales fee per trade and a per Share fee of $0.12 from such proceeds. All per Share fees include any applicable brokerage commissions the Plan Agent is required to pay. The automatic reinvestment of Dividends will not relieve Participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividend.

The Plan Agent will acquire shares for participants' accounts by purchasing either newly issued shares from the Fund or outstanding shares in the open market, depending upon the circumstances. If on the payment date of a dividend or distribution the NAV per share is equal to or less than the closing market price (plus estimated per share fees in connection with the purchase of shares), the Plan Agent will invest the dividend or distribution in newly issued shares. The number of newly issued shares to be credited to each participant's account will be determined by dividing the amount of the participant's cash dividend or distribution by the greater of the NAV per share on the payment date or 95% of the closing market price per share on the payment date. If on the payment date the NAV per share is greater than the closing market price per share (plus per share fees), the Plan Agent will invest the dividend or distribution in shares acquired in open-market purchases. The per share price for open-market purchases will be the weighted average price of the shares on the payment date.

Stock Purchase Plan. All registered shareholders can voluntarily purchase additional shares in the Fund at any time through the Plan Agent. The minimum

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investment under this option is $50. Participants can make an investment online or by sending a check to the Plan Agent. Each investment will entail a transaction fee of $5.00 plus $0.05 per share purchased. Shareholders can also authorize the Plan Agent to make automatic withdrawals from a bank account. Each automatic transaction will entail a fee of $2.50 plus $0.05 per share purchased. There is a $25 charge for each returned check or rejected electronic funds transfer.

Amendment or Termination of Plan. The Fund reserves the right to amend or terminate the Plan upon notice in writing to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

Plan Agent. You can contact the Plan Agent at www.computershare.com/investor, at P.O. Box 30170, College Station, TX 77842-3170 or at 1-800-426-5523.

INVESTMENT OBJECTIVE, POLICIES AND
RISK FACTORS

The following information in this annual report is a summary of certain information about the Fund and changes since September 30, 2020. This information may not reflect all of the changes that have occurred since you purchased the Fund.

Investment Objective and Policies

There have been no changes in the Fund's investment objective and policies since September 30, 2020 that have not been approved by shareholders.

The Fund's investment objective is to seek current income and long-term capital appreciation.

Under normal market conditions, the Fund expects to invest at least 80% of its Managed Assets in U.S. and non-U.S. companies engaged in the healthcare industries ("Healthcare Companies") including equity securities and debt securities. "Managed Assets" means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund's accrued liabilities (other than liabilities representing borrowings for investment purposes). The Fund's 80% policy may only be changed with 60 days' prior notice to the Fund's shareholders (the "Shareholders"). The Fund will concentrate its investments in the healthcare industries.

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A company will be deemed to be a Healthcare Company if, at the time the Fund makes an investment in the company, 50% or more of such company's sales, earnings or assets arise from or are dedicated to healthcare products or services or medical technology activities. Healthcare Companies may include companies in one or more of the following sub-sectors: pharmaceuticals, biotechnology, managed care, life science and tools, healthcare technology, healthcare services, healthcare supplies, healthcare facilities, healthcare equipment, healthcare distributors and Healthcare REITs (as defined herein). The Investment Adviser determines, in its discretion, whether a company is a Healthcare Company.

Under normal market conditions, the Fund expects to invest at least 40% of its Managed Assets in companies organized or located outside the United States or companies that do a substantial amount of business outside the United States. The Fund may invest up to 5% of its Managed Assets in securities of issuers located in emerging market countries ("Emerging Markets"). While the Fund may hedge its non-U.S. dollar exposure, it is currently expected to do so from time to time rather than continuously. The Investment Adviser may hedge its non-U.S. dollar exposure from 0%-100% at any given time, though it typically expects to do so between 0% and 50% of such exposure.

The Fund expects to invest 60-90% of its Managed Assets in equity securities (which may include common stock, preferred stock and warrants or other rights to acquire common or preferred stock). The Fund will invest in foreign securities and may buy and sell currencies for the purpose of settlement of transactions in foreign securities. The Fund may invest up to 30% of its Managed Assets in convertible securities, which may include securities that are noninvestment grade. The Fund may invest up to 20% of its Managed Assets as measured at the time of investment in non-convertible debt securities, including corporate debt obligations and debt securities that are rated noninvestment grade (that is, rated Ba1 or lower by Moody's Investors Service, Inc. ("Moody's"), BB+ or lower by Standard & Poor's Ratings Group ("S&P"), or BB+ by Fitch, Inc. ("Fitch") or comparably rated by another nationally recognized statistical rating organization ("NRSRO"), or, if unrated, determined by the Investment Adviser to be of comparable credit quality) and not including convertible securities. The Fund may invest up to 15% of its Managed Assets in non-convertible debt securities that are, at the time of investment, rated Caa1 or lower by Moody's and CCC+ or lower by S&P or Fitch, or comparably rated by another nationally recognized statistical rating organization, or, if unrated,

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determined by the Investment Adviser to be of comparable credit quality. Such securities are subject to a very high credit risk. The Fund's investments in noninvestment grade investments and those deemed to be of similar quality are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk" or "high yield" securities.

The Fund may invest in derivatives, including but not limited to options, futures, options on futures, forwards, swaps (including credit default, index, basis, total return, volatility and currency swaps), options on swaps and other derivatives. Initially, the Fund intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) put options on a portion of the common stocks in its portfolio and, to a lesser extent, writing (selling) covered call and writing (selling) put options on indices of securities and sectors of securities generally within the healthcare industry. This option strategy is intended to generate current income from option premiums as a means to enhance distributions payable to the Fund's shareholders and will be limited to 30% of the Fund's Managed Assets. These option strategies are not always profitable. The sale of a covered call option exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible loss due to continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. Therefore, the Investment Adviser may choose to decrease its use of the option writing strategy to the extent that it may negatively impact the Fund. Other than the Fund's option strategy and use of derivatives for hedging purposes, the Fund may invest up to 10% of its Managed Assets in derivatives.

The Fund may invest up to 10% of its Managed Assets in restricted securities, including private investments in public equity ("PIPEs") and venture capital investments.

The Fund may invest up to 20% of its Managed Assets in Healthcare REITs.

The Fund may from time-to-time lend its portfolio securities.

Changes to Risk Factors During the Prior Fiscal Year

There have been no material changes to the Fund's Risk Factors since September 30, 2020.

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Risk Factors

Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Investors should consider the following Risk Factors and special considerations associated with investing in the Fund's shares.

Portfolio Market Risk. As with any investment company that invests in equity securities, the Fund is subject to market risk—the possibility that the prices of equity securities will decline over short or extended periods of time. As a result, the value of an investment in the Fund's shares will fluctuate with the market. You could lose some or all of your investment over short or long periods of time.

Political and economic news can influence market-wide trends and can cause disruptions in the U.S. or world financial markets. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stock of companies in one or more industries. All of these factors may have a greater impact on initial public offerings and emerging company shares.

Security Market Risk-Discount to NAV. Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund's NAV per share could decrease as a result of its investment activities and may be greater for investors expecting to sell their shares in a relatively short period of time following completion of this offering. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of the shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor's purchase price for the shares. Because the market price of the shares will be determined by supply of and demand for the shares which will be affected by factors such as (i) NAV, (ii) dividend and distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the Fund's portfolio holdings, the timing and success of the Fund's investment strategies, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), (iii) trading volume of the shares, (iv) general market, interest rate and economic conditions and (v) other factors that may be beyond the control of

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the Fund. The Fund cannot predict whether the shares will trade at, below or above NAV or at, below or above the initial public offering price.

Non-Diversification Risk. The Fund is non-diversified, meaning that the Fund is permitted to invest more of its assets in fewer issuers than "diversified" funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Equity Securities Risk. The Fund expects to invest 60-90% of its Managed Assets in equity securities. Equity risk is the risk that equity securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds. The price of an equity security of an issuer may be particularly sensitive to general movements in the stock market, or a drop in the stock market may depress the price of most or all of the equity securities held by the Fund. In addition, equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition. The Fund's expected investments in preferred stocks carries its own unique risks. Preferred stocks are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. In addition, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. The prices of preferred stock also tend to move upwards slower than common stock prices and the preferred stock may be substantially less liquid than common stock or other securities.

Convertible Securities Risk. Convertible Securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. When the market price of the underlying common stock approaches or is greater than the convertible security's conversion price, the prices of the convertible securities tend to rise as a reflection of the value of the underlying

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common stock. The conversion prior is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. Consequently, a unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. Investments in convertible securities generally entail less risk than investments in common stock of the same issuer but more risk than the issuer's debt obligations.

Selection Risk. Different types of equity securities tend to shift into and out of favor with investors, depending on market and economic conditions. The performance of funds that invest in healthcare industry equity securities may at times be better or worse than the performance of funds that focus on other types of securities or that have a broader investment style.

Concentration in the Healthcare Industries. Under normal market conditions, the Fund expects to invest at least 80% of its Managed Assets in securities of Healthcare Companies. As a result, the Fund's portfolio will likely be more sensitive to, and possibly more adversely affected by, regulatory, economic or political factors or trends relating to the healthcare industries than a portfolio of companies representing a larger number of industries. As a result of its concentration policy, the Fund's investments may be subject to greater risk and market fluctuation than a fund that has securities representing a broader range of investments. The healthcare industries can be volatile. The Fund may occasionally make investments in a company with the objective of controlling or influencing the management and policies of that company, which could potentially make the Fund more susceptible to declines in the value of the company's stock. The Investment Adviser may seek control in public companies only occasionally and most often in companies with a small capitalization.

Healthcare Companies have in the past been characterized by limited product focus, rapidly changing technology and extensive government regulation. In particular, technological advances can render an existing product, which may account for a disproportionate share of a company's revenue, obsolete. Obtaining governmental approval from U.S. governmental agencies such as the Food and Drug Administration (the "FDA"), and from non-U.S. governmental agencies for new products can be lengthy, expensive and uncertain as to outcome. Such delays in product development may result in the need to seek additional capital, potentially diluting the interests of existing investors such as

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the Fund. In addition, governmental agencies may, for a variety of reasons, restrict the release of certain innovative technologies of commercial significance. These various factors may result in abrupt advances and declines in the securities prices of particular companies and, in some cases, may have a broad effect on the prices of securities of companies in particular healthcare industries.

A concentration of investments in any healthcare industry or in Healthcare Companies generally may increase the risk and volatility of an investment company's portfolio. Such volatility is not limited to the biotechnology industry, and companies in other industries may be subject to similar abrupt movements in the market prices of their securities. No assurance can be given that future declines in the market prices of securities of companies in the industries in which the Fund may invest will not occur, or that such declines will not adversely affect the NAV or the price of the shares.

Intense competition exists within and among certain healthcare industries, including competition to obtain and sustain proprietary technology protection, including patents, trademarks and other intellectual property rights, upon which Healthcare Companies can be highly dependent for maintenance of profit margins and market exclusivity. The complex nature of the technologies involved can lead to patent disputes, including litigation that may be costly and that could result in a company losing an exclusive right to a patent.

With respect to healthcare industries, cost containment measures already implemented by national governments, state or provincial governments and the private sector have adversely affected certain sectors of these industries. The implementation of the Affordable Care Act ("ACA") has created increased demand for healthcare products and services, but potential changes to the ACA and future healthcare laws and regulations may impact demand for healthcare products and services and has had or may have an adverse effect on some companies in the healthcare industries. Increased emphasis on managed care in the United States and a shift toward value based payment models may put pressure on the price and usage of products sold by Healthcare Companies in which the Fund may invest and may adversely affect the sales and revenues of Healthcare Companies.

Product development efforts by Healthcare Companies may not result in commercial products for many reasons, including, but not limited to, failure to achieve acceptable clinical trial results, limited effectiveness in treating the specified condition or illness, harmful side effects, failure to obtain regulatory

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approval, and high manufacturing costs. Even after a product is commercially released, governmental agencies may require additional clinical trials or change the labeling requirements for products if additional product side effects are identified, which could have a material adverse effect on the market price of the securities of those Healthcare Companies.

Certain Healthcare Companies in which the Fund may invest may be exposed to potential product liability risks that are inherent in the testing, manufacturing, marketing and sale of pharmaceuticals, medical devices or other products. A product liability claim may have a material adverse effect on the business, financial condition or securities prices of a company in which the Fund has invested.

All of these factors as well as others may cause the value of the Fund's shares to fluctuate significantly over relatively short periods of time.

Pharmaceutical Sector Risk. The success of companies in the pharmaceutical sector is highly dependent on the development, procurement and marketing of drugs. The values of pharmaceutical companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information, and the profitability of pharmaceutical companies may be significantly affected by such things as the expiration of patents or the loss of, or the inability to enforce, intellectual property rights.

The research and other costs associated with developing or procuring new drugs and the related intellectual property rights can be significant, and the results of such and expenditures are unpredictable. There can be no assurance that those efforts or costs will result in the development of a profitable drug. Pharmaceutical companies may be susceptible to product obsolescence. Pharmaceutical companies also face challenges posed by the increased presence of counterfeit pharmaceutical products, which may negatively impact revenues and patient confidence. Many pharmaceutical companies face intense competition from new products and less costly generic products. Moreover, the process for obtaining regulatory approval by the FDA or other U.S. and non-U.S. governmental regulatory authorities is long and costly and there can be no assurance that the necessary approvals will be obtained or maintained.

The pharmaceutical sector is also subject to rapid and significant technological change and competitive forces that may make drugs obsolete or make it difficult to raise prices and, in fact, may result in price discounting. Companies in the

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pharmaceutical sector may also be subject to expenses and losses from extensive litigation based on intellectual property, product liability and similar claims. Failure of pharmaceutical companies to comply with applicable laws and regulations can result in the imposition of civil and criminal fines, penalties and, in some instances, exclusion of participation in government sponsored programs such as Medicare and Medicaid.

Companies in the pharmaceutical sector may be adversely affected by government regulation and changes in reimbursement rates. The ability of many pharmaceutical companies to commercialize and monetize current and any future products depends in part on the extent to which reimbursement for the cost of such products and related treatments are available from third party payors, such as Medicare, Medicaid, private health insurance plans and health maintenance organizations. Third-party payors are increasingly challenging the price and cost-effectiveness of many medical products.

Significant uncertainty exists as to the reimbursement status of health care products, and there can be no assurance that adequate third-party coverage will be available for pharmaceutical companies to obtain satisfactory price levels for their products.

The international operations of many pharmaceutical companies expose them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations and other risks inherent to international business. Additionally, a pharmaceutical company's valuation can often be based largely on the potential or actual performance of a limited number of products. A pharmaceutical company's valuation can also be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Such companies also may be characterized by thin capitalization and limited markets, financial resources or personnel, as well as dependence on wholesale distributors. The stock prices of companies in the pharmaceutical industry have been and will likely continue to be extremely volatile.

Biotechnology Industry Risk. The success of biotechnology companies is highly dependent on the development, procurement and/or marketing of drugs. The values of biotechnology companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information, and the profitability of biotechnology companies may be significantly affected by such things as the expiration of patents or the loss of, or the inability to enforce, intellectual property rights.

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The research and other costs associated with developing or procuring new drugs, products or technologies and the related intellectual property rights can be significant, and the results of such research and expenditures are unpredictable. There can be no assurance that those efforts or costs will result in the development of a profitable drug, product or technology. Moreover, the process for obtaining regulatory approval by the FDA or other U.S. and non-U.S. governmental regulatory authorities is long and costly and there can be no assurance that the necessary approvals will be obtained or maintained.

The biotechnology sector is also subject to rapid and significant technological change and competitive forces that may make drugs, products or technologies obsolete or make it difficult to raise prices and, in fact, may result in price discounting. Companies in the biotechnology sector may also be subject to expenses and losses from extensive litigation based on intellectual property, product liability and similar claims. Failure of biotechnology companies to comply with applicable laws and regulations can result in the imposition of civil and/or criminal fines, penalties and, in some instances, exclusion of participation in government sponsored programs such as Medicare and Medicaid.

Companies in the biotechnology sector may be adversely affected by government regulation and changes in reimbursement rates. Healthcare providers, principally hospitals, that transact with companies in the biotechnology industry, often rely on third party payors, such as Medicare, Medicaid, private health insurance plans and health maintenance organizations to reimburse all or a portion of the cost of healthcare related products or services.

Biotechnology companies will continue to be affected by the efforts of governments and third party payors to contain or reduce health care costs. For example, certain foreign markets control pricing or profitability of biotechnology products and technologies. In the United States, there has been, and there will likely continue to be, a number of federal and state proposals to implement similar controls.

A biotechnology company's valuation could be based on the potential or actual performance of a limited number of products and could be adversely affected if one of its products proves unsafe, ineffective or unprofitable. Such companies may also be characterized by thin capitalization and limited markets, financial resources or personnel. The stock prices of companies involved in the biotechnology sector have been and will likely continue to be extremely volatile.

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Managed Care Sector Risk. Companies in the managed care sector often assume the risk of both medical and administrative costs for their customers in return for monthly premiums. The profitability of these products depends in large part on the ability of such companies to predict, price for, and effectively manage medical costs. Managed care companies base the premiums they charge and their Medicare bids on estimates of future medical costs over the fixed contract period; however, many factors may cause actual costs to exceed what was estimated and reflected in premiums or bids. These factors may include medical cost inflation, increased use of services, increased cost of individual services, natural catastrophes or other large-scale medical emergencies, epidemics, the introduction of new or costly treatments and technology, new mandated benefits (such as the expansion of essential benefits coverage) or other regulatory changes and insured population characteristics. Relatively small differences between predicted and actual medical costs or utilization rates as a percentage of revenues can result in significant changes in financial results.

Managed care companies are regulated at the federal, state, local and international levels. Insurance and Health Maintenance Organization ("HMO") subsidiaries must be licensed by and are subject to the regulations of the jurisdictions in which they conduct business. U.S. health plans and insurance companies are also regulated under state insurance holding company regulations, and some of their activities may be subject to other health care-related regulations. The health care industry is also regularly subject to negative publicity, including as a result of governmental investigations, adverse media coverage and political debate surrounding industry regulation. Negative publicity may adversely affect stock price, damage the reputation of managed care companies in various markets or foster an increasingly active regulatory environment, which, in turn, could further increase the regulatory burdens under which such companies operate and their costs of doing business.

The evolution of the ACA and other regulatory reforms could materially and adversely affect the manner in which U.S. managed care companies conduct business and their results of operations, financial position and cash flows. The ACA includes guaranteed coverage and expanded benefit requirements, eliminates pre-existing condition exclusions and annual and lifetime maximum limits, restricts the extent to which policies can be rescinded, establishes minimum medical loss ratios, creates a federal premium review process, imposes new requirements on the format and content of communications (such as explanations of benefits) between health insurers and their members, grants to members

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new and additional appeal rights, and imposes new and significant taxes on health insurers and health care benefits.

New laws or regulations could drive substantial change to the way healthcare products and services are currently delivered and paid for in the United States. Health plans and insurance companies could face meaningful disruption or disintermediation if the U.S. migrates to a single payer healthcare system where the government acts as the sole payer of healthcare services for the entire population. A transformative overhaul of the U.S. healthcare system could impact the financial viability of managed care companies in which the Fund may invest.

Managed care companies contract with physicians, hospitals, pharmaceutical benefit service providers, pharmaceutical manufacturers, and other health care providers for services. Such companies' results of operations and prospects are substantially dependent on their continued ability to contract for these services at competitive prices. Failure to develop and maintain satisfactory relationships with health care providers, whether in-network or out-of-network, could materially and adversely affect business, results of operations, financial position and cash flows.

Life Science and Tools Industry Risk. Life sciences industries are characterized by limited product focus, rapidly changing technology and extensive government regulation. In particular, technological advances can render an existing product, which may account for a disproportionate share of a company's revenue, obsolete. Obtaining governmental approval from agencies such as the FDA, U.S. Department of Agriculture and other U.S. and non-U.S. governmental agencies for new products can be lengthy, expensive and uncertain as to outcome. Such delays in product development may result in the need to seek additional capital, potentially diluting the interests of existing investors such as the Fund. In addition, governmental agencies may, for a variety of reasons, restrict the release of certain innovative technologies of commercial significance, such as genetically altered material. These various factors may result in abrupt advances and declines in the securities prices of particular companies and, in some cases, may have a broad effect on the prices of securities of companies in particular life sciences industries. Intense competition exists within and among certain life sciences industries, including competition to obtain and sustain proprietary technology protection. Life sciences companies can be highly dependent on the strength of patents, trademarks and other intellectual property rights for

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maintenance of profit margins and market share. The complex nature of the technologies involved can lead to patent disputes, including litigation that could result in a company losing an exclusive right to a patent. Competitors of life sciences companies may have substantially greater financial resources, more extensive development, manufacturing, marketing and service capabilities, and a larger number of qualified managerial and technical personnel. Such competitors may succeed in developing technologies and products that are more effective or less costly than any that may be developed by life sciences companies in which the Fund invests and may also prove to be more successful in production and marketing. Competition may increase further as a result of potential advances in health services and medical technology and greater availability of capital for investment in these fields.

With respect to healthcare, cost containment measures already implemented by national governments, state or provincial governments, international organizations and the private sector have adversely affected certain sectors of these industries. Increased emphasis on managed care in the United States may put pressure on the price and usage of products sold by life sciences companies in which the Fund may invest and may adversely affect the sales and revenues of life sciences companies.

Product development efforts by life sciences companies may not result in commercial products for many reasons, including, but not limited to, failure to achieve acceptable clinical trial results, limited effectiveness in treating the specified condition or illness, harmful side effects, failure to obtain regulatory approval, and high manufacturing costs. Even after a product is commercially released, governmental agencies may require additional clinical trials or change the labeling requirements for products if additional product side effects are identified, which could have a material adverse effect on the market price of the securities of those life sciences companies.

Certain life sciences companies in which the Fund may invest may be exposed to potential product liability risks that are inherent in the testing, manufacturing, marketing and sale of pharmaceuticals, medical devices or other products. There can be no assurance that a product liability claim would not have a material adverse effect on the business, financial condition or securities prices of a company in which the Fund has invested.

Healthcare Technology Sector Risk. Companies in the healthcare technology sector may incur substantial costs related to product-related liabilities. Many of

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the software solutions, health care devices or services developed by such companies are intended for use in collecting, storing and displaying clinical and health care-related information used in the diagnosis and treatment of patients and in related health care settings such as admissions, billing, etc. The limitations of liability set forth in the companies' contracts may not be enforceable or may not otherwise protect these companies from liability for damages. Healthcare technology companies may also be subject to claims that are not covered by contract, such as a claim directly by a patient. Although such companies may maintain liability insurance coverage, there can be no assurance that such coverage will cover any particular claim that has been brought or that may be brought in the future, that such coverage will prove to be adequate or that such coverage will continue to remain available on acceptable terms, if at all.

Healthcare technology companies may experience interruption at their data centers or client support facilities. The business of such companies often relies on the secure electronic transmission, data center storage and hosting of sensitive information, including protected health information, financial information and other sensitive information relating to clients, company and workforce. In addition, such companies may perform data center and/or hosting services for certain clients, including the storage of critical patient and administrative data and support services through various client support facilities. If any of these systems are interrupted, damaged or breached by an unforeseen event or actions of a third party, including a cyber-attack, or fail for any extended period of time, it could have a material adverse impact on the results of operations for such companies.

The proprietary technology developed by healthcare technology companies may be subject to claims for infringement or misappropriation of intellectual property rights of others, or may be infringed or misappropriated by others. Despite protective measures and intellectual property rights, such companies may not be able to adequately protect against theft, copying, reverse-engineering, misappropriation, infringement or unauthorized use or disclosure of their intellectual property, which could have an adverse effect on their competitive position. In addition, these companies are routinely involved in intellectual property infringement or misappropriation claims and it is expected that this activity will continue or even increase as the number of competitors, patents and patent enforcement organizations in the healthcare technology market increases, the functionality of software solutions and services expands, the use of

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open-source software increases and new markets such as health care device innovation, health care transactions, revenue cycle, population health management and life sciences are entered into. These claims, even if not meritorious, are expensive to defend and are often incapable of prompt resolution.

The success of healthcare technology companies depends upon the recruitment and retention of key personnel. To remain competitive, such companies must attract, motivate and retain highly skilled managerial, sales, marketing, consulting and technical personnel, including executives, consultants, programmers and systems architects skilled in healthcare technology, health care devices, health care transactions, population health management, revenue cycle and life sciences industries and the technical environments in which solutions, devices and services are needed. Competition for such personnel in the healthcare technology sector is intense in both the United States and abroad. The failure to attract additional qualified personnel could have a material adverse effect on healthcare technology companies' prospects for long-term growth.

Healthcare Services Sector Risk. The operations of healthcare services companies are subject to extensive federal, state and local government regulations, including Medicare and Medicaid payment rules and regulations, federal and state anti-kickback laws, the physician self-referral law ("Stark Law") and analogous state self-referral prohibition statutes, Federal Acquisition Regulations, the False Claims Act and federal and state laws regarding the collection, use and disclosure of patient health information and the storage, handling and administration of pharmaceuticals. The Medicare and Medicaid reimbursement rules related to claims submission, enrollment and licensing requirements, cost reporting, and payment processes impose complex and extensive requirements upon dialysis providers as well. A violation or departure from any of these legal requirements may result in government audits, lower reimbursements, significant fines and penalties, the potential loss of certification, recoupment efforts or voluntary repayments. If healthcare services companies fail to adhere to all of the complex government regulations that apply to their businesses, such companies could suffer severe consequences that would substantially reduce revenues, earnings, cash flows and stock prices.

A substantial percentage of a healthcare services company's service revenues may be generated from patients who have state Medicaid or other non-Medicare government-based programs, such as coverage through the Department of Veterans Affairs ("VA"), as their primary coverage. As state governments and other

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governmental organizations face increasing budgetary pressure, healthcare services companies may in turn face reductions in payment rates, delays in the receipt of payments, limitations on enrollee eligibility or other changes to the applicable programs.

Adverse economic conditions could adversely affect the business and profitability of healthcare services companies. Among other things, the potential decline in federal, non-U.S. government and state revenues that may result from such conditions may create additional pressures to contain or reduce reimbursements for services from Medicare, Medicaid and other government sponsored programs. Increasing job losses or slow improvement in the unemployment rate in the United States and elsewhere as a result of adverse or recent economic conditions may result in a smaller percentage of patients being covered by an employer group health plan and a larger percentage being covered by lower paying Medicare and Medicaid programs. Employers may also select more restrictive commercial plans with lower reimbursement rates. To the extent that payors are negatively impacted by a decline in the economy, healthcare services companies may experience further pressure on commercial rates, a further slowdown in collections and a reduction in the amounts they expect to collect. In addition, uncertainty in the financial markets could adversely affect the variable interest rates payable under credit facilities or could make it more difficult to obtain or renew such facilities or to obtain other forms of financing in the future, if at all. Any or all of these factors, as well as other consequences of the adverse economic conditions which cannot currently be anticipated, could have a material adverse effect on a healthcare services company's revenues, earnings and cash flows and otherwise adversely affect its financial condition.

Healthcare Supplies Sector Risk. If healthcare supplies companies are unable to successfully expand their product lines through internal research and development and acquisitions, their business may be materially and adversely affected. In addition, if these companies are unable to successfully grow their businesses through marketing partnerships and acquisitions, their business may be materially and adversely affected.

Consolidation of healthcare providers has increased demand for price concessions and caused the exclusion of suppliers from significant market segments. It is expected that market demand, government regulation, third-party reimbursement policies, government contracting requirements and societal pressures

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will continue to change the worldwide healthcare industry, resulting in further business consolidations and alliances among customers and competitors. This may exert further downward pressure on the prices of healthcare supplies companies' products and adversely impact their businesses, financial conditions or results of operations.

Quality is extremely important to healthcare supplies companies and their customers due to the serious and costly consequences of product failure. Quality certifications are critical to the marketing success of their products and services. If a healthcare supplies company fails to meet these standards or fails to adapt to evolving standards, its reputation could be damaged, it could lose customers, and its revenue and results of operations could decline.

Healthcare Facilities Sector Risk. A healthcare facility's ability to negotiate favorable contracts with HMOs, insurers offering preferred provider arrangements and other managed care plans significantly affects the revenues and operating results of such healthcare facilities. In addition, private payers are increasingly attempting to control health care costs through direct contracting with hospitals to provide services on a discounted basis, increased utilization reviews and greater enrollment in managed care programs, such as HMOs and Preferred Provider Organizations ("PPOs"). The trend toward consolidation among private managed care payers tends to increase their bargaining power over prices and fee structures. Non-government payers may increasingly demand reduced fees. If a healthcare facility is unable to enter into and maintain managed care contractual arrangements on acceptable terms, if it experiences material reductions in the contracted rates received from managed care payers, or if it has difficulty collecting from managed care payers, its results of operations could be adversely affected.

Further changes in the Medicare and Medicaid programs or other government health care programs could have an adverse effect on a healthcare facility's business. In addition to the changes affected by the ACA, the Medicare and Medicaid programs are subject to other statutory and regulatory changes, administrative rulings, interpretations and determinations concerning patient eligibility requirements, funding levels and the method of calculating payments or reimbursements, among other things, requirements for utilization review, and federal and state funding restrictions. All of these could materially increase or decrease payments from government programs in the future, as well as affect the cost of providing services to patients and the timing of payments to

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facilities, which could in turn adversely affect a healthcare facility's overall business, financial condition, results of operations or cash flows.

Healthcare facilities are adversely affected by uninsured and underinsured patients, as well as a growing mix of Medicare and Medicaid patients that typically have lower reimbursement rates than commercial managed care patients As a result, healthcare facilities continue to experience a shift in payer mix and a high level of uncollectible accounts, which could worsen if there is an increase in unemployment. Healthcare facilities may continue to experience significant levels of bad debt expense and may have to provide uninsured discounts and charity care for undocumented immigrants who are not permitted to enroll in a health insurance exchange or government health care program. The trend of higher co-pays and deductibles and a focus on migrating healthcare utilization to lower cost sites of care, may also pressure volumes and revenue at certain healthcare facilities which could adversely impact the financial condition of hospitals and facilities with high fixed cost structures.

Healthcare Equipment Sector Risk. The medical device markets are highly competitive and a healthcare equipment company many be unable to compete effectively. These markets are characterized by rapid change resulting from technological advances and scientific discoveries.

Development by other companies of new or improved products, processes, or technologies may make a healthcare equipment company's products or proposed products less competitive. In addition, these companies face competition from providers of alternative medical therapies such as pharmaceutical companies.

Medical devices and related business activities are subject to rigorous regulation, including by the FDA, U.S. Department of Justice ("DOJ"), and numerous other federal, state, and foreign governmental authorities. These authorities and members of Congress have been increasing their scrutiny of the healthcare equipment industry. In addition, certain states have passed or are considering legislation restricting healthcare equipment companies' interactions with health care providers and requiring disclosure of certain payments to them. It is anticipated that governmental authorities will continue to scrutinize this industry closely, and that additional regulation may increase compliance and legal costs, exposure to litigation, and other adverse effects to operations.

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Healthcare equipment companies are substantially dependent on patent and other proprietary rights and failing to protect such rights or to be successful in litigation related to such rights may result in the payment of significant monetary damages and/or royalty payments, may negatively impact the ability of healthcare equipment companies to sell current or future products, or may prohibit such companies from enforcing their patent and other proprietary rights against others.

Quality problems with the processes, goods and services of a healthcare equipment company could harm the company's reputation for producing high-quality products and erode its competitive advantage, sales and market share. Quality is extremely important to healthcare equipment companies and their customers due to the serious and costly consequences of product failure. Quality certifications are critical to the marketing success of goods and services. If a healthcare equipment company fails to meet these standards, its reputation could be damaged, it could lose customers, and its revenue and results of operations could decline.

Healthcare Distributors Sector Risk. Companies in the healthcare distribution sector operate in markets that are highly competitive. Because of competition, many of these companies face pricing pressures from customers and suppliers. If these companies are unable to offset margin reductions caused by pricing pressures through steps such as effective sourcing and enhanced cost control measures, the financial condition of such companies could be adversely affected. In addition, the healthcare industry has continued to consolidate. Further consolidation among customers and suppliers (including branded pharmaceutical manufacturers) could give the resulting enterprises greater bargaining power, which may adversely impact the financial condition of companies in the healthcare distribution sector.

Fewer generic pharmaceutical launches or launches that are less profitable than those previously experienced may have an adverse effect on the profits of companies in the healthcare distribution sector. Additionally, prices for existing generic pharmaceuticals generally decline over time, although this may vary. Price deflation on existing generic pharmaceuticals may have an adverse effect on company profits. With respect to branded pharmaceutical price appreciation, if branded manufacturers increase prices less frequently or by amounts that are smaller than have been experienced historically, healthcare

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distribution companies may profit less from branded pharmaceutical agreements.

The healthcare industry is highly regulated, and healthcare distribution companies are subject to regulation in the United States at both the federal and state level and in foreign countries. If healthcare distribution companies fail to comply with these regulatory requirements, the financial condition of such companies could be adversely affected.

Due to the nature of the business of healthcare distribution companies, such companies may from time to time become involved in disputes or legal proceedings. For example, some of the products that these companies distribute may be alleged to cause personal injury or violate the intellectual property rights of another party, subjecting such companies to product liability or infringement claims. Litigation is inherently unpredictable, and the unfavorable resolution of one or more of these legal proceedings could adversely affect the cash flows of healthcare distribution companies. Pharmaceutical distributors currently face lawsuits related to the abuse of opioid medications in the United States. The allegations include that pharmaceutical distributors failed to provide effective controls around the quantities of opioid medications distributed to certain pharmacies, failed to properly prevent the diversion of medications and failed to report suspicious orders. Pharmaceutical distributors are in discussions with federal, state and local jurisdictions related to their role in the distribution of opioid pharmaceuticals and it is possible that they will be required to pay multi-billion dollar settlements related to the ongoing litigation.

Healthcare distribution companies depend on the availability of various components, compounds, raw materials and energy supplied by others for their operations. Any of these supplier relationships could be interrupted due to events beyond the control of such companies, including pandemics, epidemics or natural disasters, or could be terminated. A sustained supply interruption could have an adverse effect on business.

Risks Associated with Regulatory and Policy Changes. At any time after the date hereof, U.S. and non-U.S. governmental agencies and other regulators may implement additional regulations and legislators may pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund. These regulations and laws impact the investment strategies, performance, costs and operations of the Fund, as well as the way investments in, and shareholders of, the Fund are

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taxed. In particular, changes to U.S. healthcare policy could affect the Fund and its investments. The affordability of healthcare in the U.S. will remain a topic of debate, and proposals, laws and regulations to reduce the costs of healthcare products and services could adversely impact healthcare companies that the Fund invests in.

Foreign Securities Risk. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to Shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

The Fund may invest in foreign securities which take the form of sponsored and unsponsored American depositary receipts ("ADRs"), global depositary receipts ("GDRs"), European depositary receipts ("EDRs") or other similar instruments representing securities of foreign issuers (together, "Depositary Receipts"). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter ("OTC") market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security. To the extent the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there is an increased possibility that the Fund will not become aware of and be able to respond to corporate actions, such as stock splits or rights offerings, involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers.

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The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. However, by investing in Depositary Receipts, such as ADRs, which are quoted in U.S. dollars, the Fund may avoid currency risks during the settlement period for purchases and sales.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries. Adverse diplomatic developments may include the imposition of economic or trade sanctions or other measures by the U.S. or other governments and supranational organizations or changes in trade policies. These developments may, among other things, limit the ability of the Fund to invest in certain securities or require the disposition of an investment.

The Fund may invest in securities of issuers located in Emerging Markets. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging Markets are generally located in Africa, Asia, the Middle East, Eastern Europe and Central and South America. Investments in

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securities of issuers located in Emerging Markets may be subject to heightened risks, including relative illiquidity, price volatility and potential restrictions on repatriation of investment capital and income. The Fund's purchase and sale of portfolio securities in Emerging Markets may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Investment Adviser, or its affiliates and respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain Emerging Markets is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain Emerging Markets is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), the Fund may invest in such countries through other investment funds in such countries.

Many Emerging Markets have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other Emerging Markets have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those Emerging Markets.

Economies in Emerging Markets generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency

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values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many Emerging Markets are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other Emerging Markets have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some Emerging Markets. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in Emerging Markets involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past, some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other countries.

The Fund's investment in Emerging Markets may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Fund from an investment in issuers in such countries.

Settlement procedures in Emerging Markets are frequently less developed and reliable than those in the United States and may involve the Fund's delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by the Fund in Emerging Markets may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

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The small size and inexperience of the securities markets in certain Emerging Markets and the limited volume of trading in securities in those countries may make the Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). The Fund's investments in Emerging Markets are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in Emerging Markets may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes. In addition, the impact of the economic and public health crisis in emerging market countries may be greater due to their generally less established healthcare systems and capabilities with respect to fiscal and monetary policies, which may exacerbate other pre-existing political, social and economic risks.

The Fund's use of foreign currency management techniques in Emerging Markets may be limited. A significant portion of the Fund's currency exposure in Emerging Markets may not be covered by these techniques.

Forward Contract Risk. Forward contracts involve the purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other asset at a specified price, with delivery and settlement at a specified future date. Because it is a completed contract, a purchase forward contract can be a cover for the sale of a futures contract. The Fund may enter into forward contracts for hedging purposes and non-hedging purposes (i.e., to increase returns). Forward contracts may be used by the Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Fund anticipates purchasing or selling a foreign security. For example, this technique would allow the Fund to "lock in" the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of the Fund's existing holdings of foreign securities. There may be, however, an imperfect correlation between the Fund's foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue the Fund's investment objective, such as when the Investment Adviser

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anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Fund's portfolio. There is no requirement that the Fund hedge all or any portion of its exposure to foreign currency risks.

Forward contracts, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by the Investment Adviser due to unusually high trading volume, political intervention or other factors. Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Investment Adviser would otherwise recommend, to the possible detriment of the Fund. Market illiquidity or disruption could result in major losses to the Fund. In addition, the Fund will be exposed to credit risks with regard to counterparties with whom they trade as well as risks relating to settlement default. Such risks could result in substantial losses to the Fund.

Derivatives Risk. The Fund may invest in derivative instruments including options, futures, options on futures, forwards, swaps (including credit default, index, basis, total return, volatility and currency swaps), options on swaps and other derivatives, although suitable derivative instruments may not always be available to the Investment Adviser for these purposes. The Fund intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) put options on a portion of the common stocks in its portfolio and, to a lesser extent, writing (selling) covered call and writing (selling) put options on indices of securities and sectors of securities generally within the healthcare industry. This option strategy is intended to generate current income from option premiums as a means to enhance distributions payable to the Fund's shareholders and will be limited to

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30% of the Fund's Managed Assets. These option strategies are not always profitable. The sale of a covered call option exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible loss due to continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. To the extent the Fund writes a covered put option, the Fund has assumed the obligation during the option period to purchase the security or securities from the put buyer at the option's exercise price if the put buyer exercises its option, regardless of whether the value of the underlying investment falls below the exercise price. This means that a Fund that writes a put option may be required make payment for such investment at the exercise price. This may result in losses to the Fund and may result in the Fund holding securities for some period of time when it is disadvantageous to do so. Therefore, the Investment Adviser may choose to decrease its use of the option writing strategy to the extent that it may negatively impact the Fund. Other than the Fund's option strategy and use of derivatives for hedging purposes, the Fund may invest up to 10% of its Managed Assets in derivatives. Derivative instruments can be illiquid, may disproportionately increase losses, and may have a potentially large adverse impact on Fund performance.

Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, OTC nonstandardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators or their withdrawal from the markets, government regulation and intervention, and technical and operational or system failures. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which the Fund may conduct its transactions in derivative instruments may prevent the Fund from liquidating these positions at an advantageous time or price, subjecting the Fund to the potential of greater losses. Losses from investments in derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. Losses may also arise if the Fund receives cash collateral under the transactions and some or all of that collateral is invested in the market. To the extent that cash collateral is so invested, such collateral will be subject to market

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depreciation or appreciation, and the Fund may be responsible for any loss that might result from its investment of the counterparty's cash collateral. The use of these derivatives trading techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser's attempts to hedge portfolio risks through the use of derivative instruments may not be successful. Trading in derivative instruments can increase the Fund's exposure to leverage. Thus, the leverage offered by trading in derivative instruments will magnify the gains and losses experienced by the Fund and could cause the Fund's net asset value to be subject to wider fluctuations than would be the case if the Fund did not use the leverage feature in derivative instruments.

Derivatives markets have been subject to increased regulation over the past several years, which may continue, and consequently, may make derivatives trading more costly, may limit the availability of and reduce the liquidity of derivatives or may otherwise adversely affect the value or performance of derivatives. Such potential adverse future developments could increase the risks reduce the effectiveness of the Fund's derivative transactions, and cause the Fund to lose value. For instance, the SEC has adopted new regulations related to a registered investment company's use of derivatives and related instruments. The Fund will be required to implement and comply with these regulations by August 19, 2022. Once implemented, these regulations will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. These regulations may significantly impact the Fund's ability to invest in derivatives and other instruments, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the Fund's performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives.

Risks Associated with the Fund's Option Strategy. The ability of the Fund to achieve its investment objective is partially dependent on the successful implementation of its option strategy. There are several risks associated with

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transactions in options on securities used in connection with the Fund's option strategy. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

As the writer of a call option covered with a security held by the Fund, the Fund forgoes, during the option's life, the opportunities to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but retains the risk of loss should the price of the underlying security decline. As the Fund writes such covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. To the extent the Fund writes call options that are not fully covered by securities in its portfolio (such as calls on an index or sector), it will lose money if the portion of the security or securities underlying the option that is not covered by securities in the Fund's portfolio appreciate in value above the exercise price of the option by an amount that exceeds the premium received on the option plus the exercise price of the option. The amount of this loss theoretically could be unlimited. The writer of an option has no control over the time when it may be required to fulfill its obligations as a writer of the option.

When the Fund writes put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund's potential gain as the writer of a covered put option is limited to the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Interest Rate Risk. Prices of fixed-income securities generally rise and fall in response to interest rate changes. Generally, the prices of fixed-rate instruments held by the Fund will tend to fall as interest rates rise. Conversely, when interest rates decline, the value of fixed-rate instruments held by the Fund can be expected to rise. The Fund may be subject to greater risk of rising interest rates

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due to the current period of historically low interest rates. Expectations of higher inflation generally cause interest rates to rise. The longer the duration, or price sensitivity to changes in interest rates, of the security, the more sensitive the security is to this risk. In typical market interest rate environments, the prices of longer-term fixed-rate instruments tend to fluctuate more in price in response to changes in market interest rates than prices of shorter-term fixed-rate instruments. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration.

REIT Risk. REITs whose underlying properties are concentrated in a particular industry, such as the healthcare industry, or geographic region are subject to risks affecting such industries or regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

Credit/Default Risk. Loans and other debt obligation investments are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of the shares and income distributions. The value of loans and other income investments also may decline because of concerns about the issuer's ability to make principal and interest payments. In addition, the credit ratings of loans or other income investments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments changes. Because the Fund will invest in non-investment grade securities, it will be exposed to a greater amount of credit risk than a fund which invests solely in investment grade securities. The prices of lower grade instruments are generally more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade instruments. Credit ratings assigned by rating agencies are based on a number of factors and do not necessarily reflect the issuer's current financial condition or the volatility or liquidity of the security. In the event of bankruptcy of the issuer of loans or other income investments, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the

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event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel and incur additional costs.

Non-Investment Grade Securities Risk. The Fund may invest in securities that are rated, at the time of investment, non-investment grade quality (rated "Ba/BB+/BB+" or below by Moody's, S&P or Fitch, respectively), or securities that are unrated but determined to be of comparable quality by the Investment Adviser. The Fund may invest up to 15% of its Managed Assets in non-convertible debt securities that are, at the time of investment, rated Caa1 or lower by Moody's and CCC+ or lower by S&P or Fitch, or comparably rated by another nationally recognized statistical rating organization, or, if unrated, determined by the Investment Adviser to be of comparable credit quality. Such securities are subject to a very high credit risk. Securities of non-investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." Non-investment grade securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer's inability to meet principal and interest payment obligations. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity. Issuers of high yield bonds are not as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Non-investment grade securities may be particularly susceptible to economic downturns, specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity. An economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities. Non-investment grade securities, though higher yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for non-investment grade securities may be less liquid than that for higher rated

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securities. Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's NAV. Because of the substantial risks associated with investments in non-investment grade securities, you could lose money on your investment in shares of the Fund, both in the short-term and the long-term.

Counterparty Risk. Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of a clearing house, might not be available in connection with uncleared OTC transactions. Therefore, in those instances in which the Fund enters into uncleared OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses. If a counterparty becomes bankrupt, the Fund may experience significant delays in obtaining recovery (if at all) under the derivative contract in bankruptcy or other reorganization proceeding; if the Fund's claim is unsecured, the Fund will be treated as a general creditor of such prime broker or counterparty and will not have any claim with respect to the underlying security. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivatives since generally a clearing organization becomes substituted for each counterparty to a cleared derivative and, in effect, guarantees the parties' performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund. These risks may also apply to the Fund's securities lending activities.

Regulation as a "Commodity Pool". The Investment Adviser has claimed an exclusion from the definition of the term "commodity pool operator" with respect to the Fund pursuant to Regulation 4.5 promulgated by the U.S. Commodity Futures Trading Commission (the "CFTC"). For the Investment Adviser to continue to qualify for the exclusion under CFTC Regulation 4.5 with respect to the Fund, the aggregate initial margin and premiums required to establish our positions in derivative instruments subject to the jurisdiction of the Commodity Exchange Act of 1936, as amended ("CEA") (other than positions entered into for hedging purposes) may not exceed five percent of the Fund's liquidation value or, alternatively, the net notional value of the Fund's aggregate investments in CEA-regulated derivative instruments (other than positions entered into for hedging purposes) may not exceed 100% of the Fund's liquidation

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value. In the event the Investment Adviser fails to qualify for the exclusion with respect to the Fund and is required to register as a "commodity pool operator," it will become subject to additional disclosure, recordkeeping and reporting requirements with respect to the Fund, which may increase the Fund's expenses.

Failure of Futures Commission Merchants and Clearing Organizations. The Fund may deposit funds required to margin open positions in derivative instruments subject to the CEA with a clearing broker registered as a "futures commission merchant" ("FCM"). The CEA requires an FCM to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the FCM's proprietary assets. Similarly, the CEA requires each FCM to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund's clearing broker. In addition, the assets of the Fund may not be fully protected in the event of the clearing broker's bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker's combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member's clients in connection with domestic futures, swaps and options contracts from any funds held at the clearing organization to support the clearing member's proprietary trading. Nevertheless, with respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default or the clearing broker's other clients or the clearing broker's failure to extend its own funds in connection with any such default, the Fund would not be able

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to recover the full amount of assets deposited by the clearing broker on its behalf with the clearing organization.

Liquidity Risk. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. The continued liquidity of such securities may not be as well assured as that of publicly traded securities. During certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

Equity-Linked Notes. Equity-linked notes ("ELNs") are hybrid securities with characteristics of both fixed income and equity securities. An ELN is a debt instrument, usually a bond, that pays interest based upon the performance of an underlying equity, which can be a single stock, basket of stocks or an equity index. The interest payment on an ELN may in some cases be leveraged so that, in percentage terms, it exceeds the relative performance of the market. ELNs generally are subject to the risks associated with the securities of equity issuers, default risk and counterparty risk. Additionally, because the Fund may use ELNs as an alternative or complement to its options strategy, the use of ELNs in this manner would expose the Fund to the risk that such ELNs will not perform as anticipated, and the risk that the use of ELNs will expose the Fund to different or additional default and counterparty risk as compared to a similar investment executed in an options strategy.

PIPEs Risk. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company's common stock. Equity issued in this manner is often subject to transfer restrictions and is therefore less liquid than equity issued through a registered public offering. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. The Fund may be subject to lock-up agreements that prohibit transfers for a fixed period of time. In addition, because the offering of the securities in a PIPE transaction is not registered under the

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Securities Act, the securities are "restricted" and cannot be immediately resold by the investors into the public markets. The Fund may enter into a registration rights agreement with the issuer pursuant to which the issuer commits to file a resale registration statement allowing the Fund to publicly resell its securities. Accordingly, PIPE securities may be deemed illiquid. However, the ability of the Fund to freely transfer the shares is conditioned upon, among other things, the Commission's preparedness to declare the resale registration statement effective covering the resale of the shares sold in the private financing and the issuer's right to suspend the Fund's use of the resale registration statement if the issuer is pursuing a transaction or some other material non-public event is occurring. Accordingly, PIPE securities may be subject to risks associated with illiquid securities.

Venture Capital Investments Risk. The Fund may occasionally invest in venture capital opportunities. While these securities offer the opportunity for significant capital gains, such investments also involve a degree of risk that can result in substantial losses. Some of the venture capital opportunities in which the Fund may invest are expected to be companies that are in a "start-up" stage of development, have little or no operating history, operate at a loss or with substantial variations in operating results from period to period, have limited products, markets, financial resources or management depth, or have the need for substantial additional "follow-on" capital to support expansion or to achieve or maintain a competitive position. Such additional investments may dilute the interests of prior investors, such as the Fund. Some of these companies may be emerging companies at the research and development stage with no marketable or approved products or technology. There can be no assurance that securities of start-up or emerging growth companies will, in the future, yield returns commensurate with their associated risks.

These investments, which are considered Restricted Securities, will be made primarily in convertible preferred stock. The Fund may also purchase non-convertible debt securities in connection with its venture capital investments, and otherwise when the Investment Adviser believes that such investments would be consistent with the Fund's investment objective. While these debt investments typically will not be rated, the Investment Adviser believes that, in light of the risk characteristics associated with investments in emerging growth companies, if such investments were to be compared with investments rated by S&P or Moody's, they may be rated as low as "C" in the rating categories

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established by S&P and Moody's. Such securities are commonly referred to as "junk bonds" and are considered, on balance, as predominantly speculative.

ETFs Risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional open-end funds: (i) the market price of the ETF's shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF's shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Leverage Risk. The Fund intends to use financial leverage for investment purposes. The Fund may issue preferred shares, borrow money and/or issue debt securities ("traditional leverage"). The Fund intends to use traditional leverage through a credit facility representing up to 20% of the Fund's Managed Assets. In addition, the Fund may enter into reverse repurchase agreements, swaps, futures, forward contracts, securities lending, short sales, and other derivative transactions, that have similar effects as leverage (collectively referred to as "effective leverage"). Furthermore, at no time will the Fund's use of leverage, either through traditional leverage or effective leverage, exceed 30% of the Fund's Managed Assets. Notwithstanding the foregoing, effective leverage incurred through the Fund's option strategy and use of derivatives for hedging purposes will not be counted toward the Fund's limit on the use of effective leverage or in the overall 30% leverage limitation.

The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having a similar investment objective and policies. These include the possibility of greater loss and the likelihood of higher volatility of the NAV, market price and distributions of the Fund and the asset coverage for preferred shares, if any. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations to make distributions on the preferred shares, or to redeem preferred shares when it may be disadvantageous to do so. Also, if the Fund is utilizing leverage, a decline in NAV could affect the ability of the Fund to make distributions and such a failure to

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pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code, as amended.

Other risks and special considerations include the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce the return to the shareholders; the effects of leverage in a declining market, which are likely to cause a greater decline in the NAV of the shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the shares. If the Fund uses leverage, the amount of fees paid to the Investment Adviser for its services will be higher than if the Fund did not use leverage because the fees paid are calculated based on Managed Assets, which includes assets purchased with leverage. Therefore, the Investment Adviser has a financial incentive to use leverage, which creates a conflict of interest between the Investment Adviser and common shareholders, as only the Fund's common shareholders would bear the fees and expenses incurred through the Fund's use of leverage, including the issuance of Preferred shares, if any. Leverage may increase operating costs, which may reduce total return.

Effects of Leverage

Assuming that leverage will represent approximately 20% of Managed Assets and that the Fund will bear expenses relating to that leverage at an annual cost of 1.00%, Fund performance before leverage (net of expenses) must exceed .2% in order to cover the expenses specifically related to the Fund's use of leverage. Actual leverage expenses will vary frequently and may be significantly higher or lower than the rate estimated above.

As of September 30, 2021 and the most recently signed line of credit agreement, the Fund projects an annual leverage expense of 0.91%. The Fund had $120,000,000 of funds drawn on its line of credit which was 17.5% of Managed Assets as of September 30, 2021.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage on total returns from an investment in the Fund assuming investment portfolio returns before leverage of (10)%, (5)%, 0%, 5% and 10%. The table further reflects the use of leverage representing 20% of the Fund's Managed Assets and the Fund's currently projected annual leverage expense of 1.00%.

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Assumed Fund Return Before Leverage (Net of Expenses)	(10.00)%	(5.00)%	.00%	5.00%	10.00%
Assumed Fund Return Inclusive of Leverage	(12.75)%	(6.50)%	(.25)%	6.00%	12.25%

Assumed Fund performance before and inclusive of leverage are hypothetical and are provided to assist investors in understanding the effects of leverage. Actual performance experienced by the Fund may be lesser or greater than that shown above.

Restricted Securities and Valuation Risk. Some of the Fund's investments are subject to restrictions on resale and generally have no established trading market or are otherwise illiquid with little or no trading activity. The valuation process requires an analysis of various factors. The Fund's fair value methodology includes the examination of, among other things, (i) the existence of any contractual restrictions on the disposition of the securities; (ii) information obtained from the issuer which may include an analysis of the company's financial statements, the company's products or intended markets, or the company's technologies; and (iii) the price of a security sold at arm's length in an issuer's subsequent completed round of financing. As there is typically no readily available market value for some of the Restricted Securities in the Fund's portfolio, such Restricted Securities in the Fund's portfolio are valued at fair value as determined in good faith by or under the direction of the Board pursuant to the Fund's valuation policy and a consistently applied valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund's investments determined in good faith by the Board may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material. There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment, while employing a consistently applied valuation process for the types of investments the Fund makes.

Key Personnel Risk. There may be only a limited number of securities professionals who have comparable experience to that of the Fund's existing portfolio management team in the area of Healthcare Companies. If one or more of the team members dies, resigns, retires or is otherwise unable to act on behalf of the Investment Adviser, there can be no assurance that a suitable replacement could be found immediately.

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Anti-Takeover Provisions Risk. The Fund's Amended and Restated Declaration of Trust ("Declaration of Trust"), dated March 5, 2015, as amended, has provisions that could have the effect of limiting the ability of other entities or persons to (1) acquire control of the Fund, (2) cause it to engage in certain transactions, or (3) modify its structure. The By-Laws also contain provisions regarding qualifications for nominees for Trustee positions, advance notice of Shareholder proposals, and requirements for the call of special Shareholder meetings. These provisions may be considered "anti-takeover" provisions.

Related Party Transactions Risk. The majority of the Board will be unaffiliated with the Investment Adviser; nevertheless, the Fund may be subject to certain potential conflicts of interest. Although the Fund has no obligation to do so, it may place brokerage orders with brokers who provide supplemental investment research and market and statistical information about Healthcare Companies and the healthcare industries. In addition, other investment companies advised by the Investment Adviser may concurrently invest with the Fund in restricted securities under certain conditions. The Fund also may invest, subject to applicable law, in companies in which the principals of the Investment Adviser or Trustees of the Fund have invested, or for which they serve as directors or executive officers. The Investment Company Act prohibits the Fund from engaging in certain transactions involving its "affiliates," including, among others, the Fund's Trustees, officers and employees, the Investment Adviser and any "affiliates" of such affiliates except pursuant to an exemptive order or the provisions of certain rules under the Investment Company Act. In the view of the staff of the Commission, other investment companies advised by the Investment Adviser may, in some instances, be viewed to be affiliates of the Fund. Such legal restrictions and delays and costs involved in obtaining necessary regulatory approvals may preclude or discourage the Fund from making certain investments and no assurance can be given that any exemptive order sought by the Fund will be granted.

Government Intervention. Instability in the financial markets has led the U.S. government and certain foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. Federal, state, and foreign governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Fund invests in ways that are unforeseeable.

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Legislation or regulation may also change the way in which the Fund is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objective

Market Disruption and Geopolitical Risk. The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural/environmental disasters, pandemics, epidemics, cyber-attacks, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. A disruption of financial markets or other terrorist attacks could adversely affect Fund service providers and/or the Fund's operations as well as interest rates, secondary trading, credit risk, inflation and other factors relating to the shares. The Fund cannot predict the effects or likelihood of similar events in the future on the U.S. and world economies, the value of the shares or the NAV of the Fund.

Social, political, economic and other conditions and events, such as natural/environmental disasters, health emergencies (e.g., epidemics and pandemics), cyber-attacks, terrorism, conflicts and social unrest, may occur and could significantly impact issuers, industries, governments and other systems, including the financial markets. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. These types of events quickly and significantly

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(continued)

impact markets in the U.S. and across the globe leading to extreme market volatility and disruption. The extent and nature of the impact on supply chains or economies and markets from these events is unknown, particularly if a health emergency or other similar event, such as the recent COVID-19 outbreak, persists for an extended period of time. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Investment Adviser's investment advisory activities and services of other service providers, which in turn could adversely affect the Fund's investments and other operations. The value of the Fund's investment may decrease as a result of such events, particularly if these events adversely impact the operations and effectiveness of the Investment Adviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the investment advisory or other activities on behalf the Fund.

Potential Conflicts of Interest Risk. The Investment Adviser's investment team is responsible for managing the Fund as well as three other closed-end investment companies. In the future, the investment team may manage other funds and accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. In the future, a portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds or accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

Special Purpose Acquisition Company Risk. The Fund may invest in SPACs. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Certain SPACs may seek acquisitions only in limited industries or regions. If an acquisition that meets the requirements for the SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity's shareholders. Investments in SPACs may be illiquid and/or be subject to restrictions on resale.

TEKLA WORLD HEALTHCARE FUND

New York Stock Exchange Symbol: THW
NAV Symbol: XTHWX

100 Federal Street, 19th Floor
Boston, Massachusetts 02110
(617) 772-8500
www.teklacap.com

Officers

Daniel R. Omstead, Ph.D., President
Laura Woodward, CPA, Chief Compliance Officer,
Secretary and Treasurer

Trustees

Jeffrey A. Bailey
Rakesh K. Jain, Ph.D.
Thomas M. Kent, CPA
Daniel R. Omstead, Ph.D.
Oleg M. Pohotsky, M.B.A., J.D.
William S. Reardon, M.B.A.

Investment Adviser

Tekla Capital Management LLC

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare, Inc.

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call

1-800-426-5523

Daily net asset value may be obtained from
our website (www.teklacap.com) or by calling

617-772-8500

Item 2. CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	No disclosures are required by this Item.

(c)	During the period covered by this report, the Registrant did not make any substantive amendment to the code of ethics.

(d)	During the period covered by this report, the Registrant did not grant any waiver, including any implicit waiver, from any provision of the code of ethics.

(e)	Not applicable.

(f)	A copy of the Registrant’s code is filed as Exhibit 1 to this Form N-CSR. Copies of the Code will also be made available, free of charge, upon request, by writing or calling Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA 02110, (617) 772-8500.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert is William S. Reardon. He is “independent” for the purposes of Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $67,530 for the fiscal year ended September 30, 2021 and $68,063 for the fiscal year ended September 30, 2020.

(b)	Audit Related Fees. The Registrant was not billed any fees in each of the last two fiscal years ended September 30 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and not otherwise included above.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $11,655 for the fiscal year ended September 30, 2021 and $13,330 for the fiscal year ended September 30, 2020. The nature of the services comprising the fees disclosed under this category was tax compliance.

(d)	All Other Fees. The Registrant was not billed any fees in each of the last two fiscal years ended September 30 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)	(1) Pre-approval Policies and Procedures.

Pursuant to the Registrant’s Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the Registrant’s independent auditor. In addition, the Charter provides that the Audit Committee is responsible for approving any and all proposals by the Registrant, its investment adviser or their affiliated persons or any entity controlling, controlled by, or under common control with the adviser that provides services to the Registrant to employ the independent auditor to render permissible non-audit services related directly to the operations and financial reporting of the Registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence. The Charter further permits the Audit Committee to delegate to one or more of its members authority to pre-approve permissible non-audit services to the registrant, provided that any pre-approval determination of a delegate is for services with an estimated budget of less than $15,000.

(2)       None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. All services described in paragraphs (b) through (d) of the NCSR were approved in advance by the Audit Committee of each Fund.

(f)	Not applicable.

(g)	None.

(h)	Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). The members of the Audit Committee are Jeffrey A. Bailey, Thomas M. Kent and William S. Reardon.

ITEM 6. INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has adopted the following proxy voting policies and procedures.

PROXY VOTING POLICIES AND PROCEDURES

Policy

The following are the policies and procedures adopted and implemented by Tekla Capital Management LLC (“TCM”) for voting proxies with respect to portfolio securities held by Tekla Healthcare Investors,Tekla Life Sciences Investors, Tekla Healthcare Opportunities Fund and Tekla World Healthcare Fund (each a “Fund” and collectively the “Funds”). The policies and procedures are reasonably designed to ensure that proxies are voted in the best interest of the Funds and the Funds’ shareholders, in accordance with TCM’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Investment Advisers Act”). TCM considers the “best interests” of the Funds and their shareholders to mean their best long-term economic interests.

TCM shall vote proxies for the exclusive benefit, and in the best economic interest, of the Funds and their shareholders. Such exercise of voting rights shall be subject to the same standard of care as is generally applicable to TCM’s performance of its duties, as set forth in the advisory agreements with the Funds. The policies and procedures contained herein are designed to be guidelines, however each vote is ultimately cast on a case-by-case basis, taking into consideration the relevant facts and circumstances at the time of the vote. Any material conflicts that may arise will be resolved in the best interests of the Funds and their shareholders.

A proxy committee has been designated and is responsible for administering and overseeing the proxy voting process. The committee consists of the President of TCM, TCM’s Chief Compliance Officer (“CCO”), and the analyst responsible for oversight of the company that is the subject of the proxy. The committee considers proxy questions and determines the vote on behalf of the Funds.

Procedures

Logistics

TCM’s CCO shall be responsible for maintaining the proxy log, monitoring corporate actions and confirming the timely voting of proxies. The proxy log shall contain the following information, in accordance with Form N-PX:

●	the name of the issuer;

●	the exchange ticker symbol, if available;

●	the CUSIP number, if available;

●	the shareholder meeting date;

●	a brief identification of the matter voted on;

●	whether the matter was proposed by the issuer or a security holder;

●	whether TCM cast its vote on the matter;

●	how TCM cast its vote on the matter (for, against, abstain; for or withhold regarding the election of directors); and

●	whether TCM cast its vote for or against management;

TCM’s CCO shall also record whether any conflicts of interest have been identified and, if so, what action was taken to resolve the conflict with respect to each vote cast and each abstention.

Substantive Voting Decisions

TCM’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote. The following is a list of common proxy vote issues and TCM’s standard considerations when determining how to vote such proxies.

Routine Matters/Corporate Administrative Items. After an initial review, TCM generally votes with management on routine matters related to the operation of the issuer that are not expected to have a significant economic impact on the issuer and/or its shareholders.

Potential for Major Economic Impact. TCM may review and analyze on a case-by-case basis, non-routine proposals that are more likely to affect the structure and operation of the issuer and to have a greater impact on the value of the investment.

Corporate Governance. TCM may review and consider corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

Special Interest Issues. TCM may consider: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; and (iv) the responsibility of TCM to vote proxies for the greatest long-term shareholder value.

Limitations on Director Tenure and Retirement. TCM may consider: (i) a reasonable retirement age for directors, e.g. 70 or 72; (ii) the introduction of new perspectives on the board; and (iii) the arbitrary nature of such limitations and the possibility of detracting from the board’s stability and continuity.

Directors’ Minimum Stock Ownership. TCM may consider: (i) the benefits of additional vested interest; (ii) the ability of a director to serve a company well regardless of the extent of his or her share ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

D&O Indemnification and Liability Protection. TCM may consider: (i) indemnifying directors for acts conducted in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases when a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the issuer.

Director Nominations in Contested Elections. TCM may consider: (i) long-term financial performance of the issuer relative to its industry; (ii) management’s track record; (iii) background to proxy contest; (iv) qualifications of both slates of nominees; (v) evaluations of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (vi) stock ownership positions.

Cumulative Voting. TCM may consider: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director or directors of their choosing; and (iii) the potential to limit the ability of directors to work for all shareholders.

Classified Boards. TCM may consider: (i) providing continuity; (ii) promoting long-term planning; and (iii) guarding against unwanted takeovers.

Poison Pills. TCM may consider: (i) TCM’s position on supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price demonstrably below the true value of the issuer.

Fair Price Provisions. TCM may consider: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Equal Access. TCM may consider: (i) the opportunity for significant shareholders of the issuer to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden.

Charitable Contributions. TCM may consider: (i) the potential benefits to shareholders; (ii) the potential to detract the issuer’s resources from more direct uses of increasing shareholder value; and (iii) the responsibility of shareholders to make individual contributions.

Stock Authorizations: TCM may consider: (i) the need for the increase; (ii) the percentage increase with respect to the existing authorization; (iii) voting rights of the stock; and (iv) overall capitalization structures.

Preferred Stock. TCM may consider: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

Director Compensation. TCM may consider: (i) whether director shares are at the same market risk as those of the shareholders; and (ii) how option programs for outside directors compare with the standards of internal programs.

Golden and Tin Parachutes. TCM may consider: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

Compensation. TCM may consider: (i) Whether the company has an independent compensation committee; (ii) whether the compensation committee engaged independent consultants; (iii) whether the compensation committee has lapsed or waived equity vesting restrictions; and (iv) whether the company has adopted or extended a Golden Parachute without shareholder approval. TCM will generally support annual advisory votes on executive compensation.

Limitations

TCM may abstain from voting a proxy if it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant. TCM may abstain from voting a proxy if it concludes that the cost of voting is disproportionate to the economic impact the vote would have on the portfolio holdings. With respect to certain privately held companies, TCM may not have the opportunity to vote or may have a limitation on its ability to vote. For example, in certain cases a company may be permitted by its charter or other governing documents to take action without a shareholder meeting and with written consent of fewer than all shareholders.

Conflicts of Interest

The Proxy Committee identifies any potential conflicts of interest. Each potential conflict must be addressed in a manner which will be in the best interest of the Funds and their shareholders. If any potential conflict is identified the Proxy Committee consults with the Funds’ counsel. Where conflicts of interest arise between clients and TCM, TCM may convene an ad-hoc committee to debate the conflict and to give a ruling on a preferred course of action. If the ad-hoc committee determines that TCM has a conflict of interest in any instance, TCM’s CCO shall disclose the conflict to the Board and seek voting instructions.

TCM may cause the proxies to be voted in accordance with the recommendations of an independent third party service provider that TCM may use to assist in voting proxies.

Disclosure

The following disclosure shall be provided in connection with these policies and procedures:

●	TCM shall provide a description or a copy of these policies and procedures to the Boards of Trustees of the Funds annually and upon request.

●	TCM shall make available to the Funds its proxy voting records, for inclusion on the Funds’ Form N-PX.

●	TCM shall include its proxy voting policies and procedures in its annual filing on Form N-CSR.

●	TCM shall cause the Funds’ shareholder reports to include a statement that a copy of these policies and procedures is available upon request (i) by calling a toll-free number; (ii) on the Funds’ website, (if the Funds choose); and (iii) on the SEC’s website.

●	TCM shall cause the Funds’ annual and semi-annual reports to include a statement that information is available regarding how the Funds voted proxies during the most recent twelve-month period (i) without charge, upon request, either by calling a toll-free number or on or through the Funds’ website, or both; and (ii) on the SEC’s website.

Recordkeeping

TCM shall maintain records of proxies voted in accordance with Section 204-2 of the Advisers Act, including proxy statements, a record of each vote cast, and a copy of any document created by the Adviser that was material to making a decision of how to vote the proxy, or that memorializes the basis for the Adviser’s decision on how to vote the proxy. TCM shall also maintain a copy of its policies and procedures and each written request from a client for proxy voting records and the Adviser’s written response to any client request, either written or oral, for such records. Proxy statements that are filed on EDGAR shall be considered maintained by TCM. All such records shall be maintained for a period of five years in an easily accessible place, the first two years in the offices of TCM.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) As of December 3, 2021, Daniel R. Omstead, Ph.D., Jason Akus, M.D./M.B.A., Timothy Gasperoni, M.B.A., Ph.D., Ashton Wilson, Christopher Abbott, Robert Benson, Loretta Tse, Ph.D., Richard Goss, Jack Liu, M.B.A., Ph.D., Christopher Seitz, M.B.A., and Kelly Girskis, Ph.D. are members of a team that analyzes investments on behalf of the Registrant. Dr. Omstead exercises ultimate decision making authority with respect to investments. Dr. Omstead also performs other duties including management of the investment adviser and makes investments on behalf of Tekla Healthcare Investors (“HQH”), Tekla Life Science Investors (“HQL”), and Tekla Healthcare Opportunities Fund (“THQ”). The date each team member joined the portfolio management team and each team member’s business experience for at least the last five years is included below.

Daniel R. Omstead, Ph.D. is President and Chief Executive Officer of the investment adviser and has been employed by the investment adviser of the Registrant since 2000. He is also President of the Registrant, HQH, HQL and THQ.

Jason Akus, M.D./M.B.A. is Senior Vice President, Research of the investment adviser and is responsible for investment research and due diligence in the biotechnology, medical device, and diagnostic areas. Dr. Akus joined the investment adviser of the Registrant in 2001.

Timothy Gasperoni, M.B.A., Ph.D. is Senior Vice President, Research of the investment adviser. He was previously a Senior Analyst and Founding Member of Sabby Capital. He joined TCM in 2015.

Ashton Wilson is Senior Vice President of the investment adviser. He was previously a Vice President in equity trading at Goldmans Sachs & Co. and was an equity derivative trader at Bank of America Merill Lynch. He joined TCM in 2018.

Christopher Abbott is Vice President, Research of the investment adviser. Previously, Mr. Abbott was at Leerink Partners where he was a Vice President on the Equity Research Team. He joined TCM in 2016.

Robert Benson is Vice President of the investment adviser. Previously, Mr. Benson was at State Street Global Advisors (SSgA) where he performed quantitative research for asset allocation, equities, and alternatives teams. He joined TCM in 2016.

Loretta Tse, Ph.D. is Vice President of the investment adviser. She previously ran a biotech consulting business and worked at various venture funds and start-up companies and was Managing Director at Fred Hutchinson Cancer Research Center. She joined TCM in 2015.

Richard Goss is Senior Analyst of the investment adviser. Previously, Mr. Goss was at Leerink Partners where he was a Vice President on the Large Pharma and Biotech Equity Research Teams and a Healthcare Analyst at Datamonitor. He joined TCM in 2018.

Jack Liu, M.B.A., Ph.D. is Senior Analyst of the investment adviser. He was previously a Research Analyst at Weatherbie Capital. He joined TCM in 2019.

Christopher Seitz, M.B.A. is Senior Analyst of the investment adviser. Previously, Mr. Seitz was a Healthcare Analyst Intern at Nantahala Capital Management and an Associate at Excel Venture Management. He joined TCM in 2021.

Kelly Girskis, Ph.D. is Analyst of the investment adviser. Previously, Dr. Girskis was an Equity Research Associate at SVB Leerink. She joined TCM in 2021.

(a)(2) The following table lists the number and types of other accounts and assets under management in those accounts advised by the Registrant’s portfolio management team as of the end of the Registrant’s fiscal year.

	REGISTERED
	INVESTMENT
PORTFOLIO	COMPANY	ASSETS	POOLED	ASSETS	OTHER	ASSETS
MANAGER	ACCOUNTS	MANAGED	ACCOUNTS	MANAGED	ACCOUNTS	MANAGED
Daniel R. Omstead	3	$2,883 million	0	0	0	0
Jason Akus	3	$2,883 million	0	0	0	0
Timothy Gasperoni	3	$2,883 million	0	0	0	0
Ashton Wilson	3	$2,883 million	0	0	0	0
Christopher Abbott	3	$2,883 million	0	0	0	0
Robert Benson	3	$2,883 million	0	0	0	0
Loretta Tse	3	$2,883 million	0	0	0	0
Richard Goss	3	$2,883 million	0	0	0	0
Jack Liu	3	$2,883 million	0	0	0	0
Christopher Seitz	3	$2,883 million	0	0	0	0
Kelly Girskis	3	$2,883 million	0	0	0	0

None of the funds or other accounts is subject to a performance-based advisory fee.

Each member of the portfolio management team may perform investment management services for other accounts similar to those provided to the Registrant and the investment action for each account may differ. The portfolio management team may discover an investment opportunity that may be suitable for more than one account. However, the investment opportunity may be limited so that all accounts may not be able to fully participate or an investment opportunity or investment allocation may be allocated to just one account or may be allocated between accounts at different levels based on an investment decision made by the investment team.  The investment team may subsequently make investment decisions that result in investment levels that make the accounts more differentiated or, conversely, more closely or completely aligned.  Such investment decisions may occur within a day or two.  In addition, the investment adviser may receive different compensation from each account. In that case, the portfolio management team may have an incentive to direct investments to an account that could result in higher fees for the investment adviser. The registrant has adopted procedures designed to allocate investments fairly across multiple accounts.

Additionally, a portfolio manager may be perceived to have a conflict of interest if he has other executive management responsibilities. In addition to managing the Registrant, HQH, HQL and THQ, Dr. Omstead is the President of the investment adviser of the Registrant. Dr. Omstead periodically discusses the amount of time he allocates to each of his responsibilities with the Registrant’s Board of Trustees.

The portfolio management team’s management of personal accounts may also present certain conflicts of interest. The Registrant has adopted a code of ethics designed to address these potential conflicts.

(a)(3) As of September 30, 2021, portfolio manager compensation is comprised of a base salary and discretionary compensation as described below.

Base Salary Compensation. The team members receive a base salary compensation linked to individual experience and responsibilities. The amount of base salary is reviewed annually.

Discretionary Compensation. Discretionary Compensation is in the form of a cash bonus, paid annually, which may be 50% or more of the team member’s base salary. Several factors affect discretionary compensation, which can vary by team member and circumstances. The discretionary compensation component is determined based on factors including investment performance of accounts managed by the team predominantly relative to the S&P 500 Index and a blended consideration of appropriate healthcare indices and related performance metrics during the Fund’s fiscal year, performance of specific investments proposed by the individual, financial performance of the investment adviser and a qualitative assessment of the individual overall contribution to the investment team and to the investment adviser. Discretionary compensation is evaluated annually after the completion of the Registrant’s fiscal year.

(a)(4) As of September 30, 2021, the dollar range of Registrant’s shares beneficially owned by the portfolio managers are as follows as of the end of the Registrant’s fiscal year:

PORTFOLIO MANAGER	DOLLAR RANGE OF SHARES BENEFICIALLY OWNED
Daniel R. Omstead	$500,001-$1,000,000
Jason Akus	none
Timothy Gasperoni	$10,001-$50,000
Ashton Wilson	none
Christopher Abbott	none
Robert Benson	none
Loretta Tse	none
Richard Goss	none
Jack Liu	none
Christopher Seitz	none
Kelly Girskis	none

(b) N/A.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total No. of Shares Purchased (1)		(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Oct. 1, 2020 — Oct. 31, 2020)	—		—	—	3,615,392
Month #2 (Nov. 1, 2020 — Nov. 30, 2020)	—		—	—	3,615,392
Month #3 (Dec. 1, 2020 — Dec. 31, 2020)	—		—	—	3,615,392
Month #4 (Jan. 1, 2021 — Jan. 31, 2021)	—		—	—	3,615,392
Month #5 (Feb. 1, 2021 — Feb. 28, 2021)	—		—	—	3,615,392
Month #6 (Mar. 1, 2021 — Mar. 31, 2021)	—		—	—	3,615,392
Month #7 (Apr. 1, 2021 — Apr. 30, 2021)	6,442	(2)	14.26	—	3,615,392
Month #8 (May 1, 2021 — May 31, 2021)	—		—	—	3,615,392
Month #9 (Jun. 1, 2021 — Jun. 30, 2021)	—		—	—	3,615,392
Month #10 (Jul. 1, 2021 — Jul. 31, 2021)	—		—	—	4,465,929
Month #11 (Aug. 1, 2021 — Aug. 31, 2021)	—		—	—	4,465,929
Month #12 (Sep. 1, 2021 — Sep. 30, 2021)	—		—	—	4,465,929
Total	6,442		$14.26	—

(1)	On December 3, 2015, the share repurchase program was announced, which has been subsequently reviewed and approved by the Board of Trustees. On March 19, 2020, the Trustees approved the renewal of the share repurchase program allowing the Registrant to repurchase up to 12% of its outstanding shares in the open market for a one year period ending July 14, 2021. On March 18, 2021, the Trustees approved the renewal of the share repurchase program allowing the Registrant to repurchase up to 12% of its outstanding shares in the open market for a one year period ending July 14, 2022.

(2)	6,442 shares were purchased in Month #7 by Daniel R. Omstead in the open market. Dr. Omstead is a director of the Registrant and a controlling person of the Registrant's investment adviser. Accordingly, Dr. Omstead may be deemed an "affiliated purchaser" of the Registrant's shares as such term is defined by Rule 10b-18(a)(3) under the Exchange Act of 1934.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes, to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR229.407)(as required by Item 22(b)(15) of Schedule 14A (17 CFR240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that have materially affected or that are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	The following table shows the dollar amounts of income, and dollar amounts of fees and/or compensation paid, relating to the Fund’s securities lending activities during the fiscal year ended September 30, 2021.

Tekla World Healthcare Fund (“THW”)

(1)	Gross income from securities lending activities		$23,768.13
(2)	Fees and/or compensation for securities lending activities and related services
	(a)	Fees paid for services as securities lending agent	$3,564.70
	(b)	Collateral management expenses not included in (a)	$0
	(c)	Administrative fees not included in (a)	$0
	(d)	Indemnification fees not included in (a)	$0
	(e)	Rebate (paid to borrowers)	$0
	(f)	Other fees not included in (a)	$0
(3)	Aggregate fees/compensation for securities lending activities		$3,564.70
(4)	Net income from securities lending activities		$20,203.43

(b)	Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”) serves as securities lending agent for the Fund and in that role administers the Fund’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Fund and GSAL.

ITEM 13. EXHIBITS.

(a)(1)  The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto (Exhibit 1).

(a)(2)  Separate certifications of the Principal Executive and Financial Officers as required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 2 and 3).

(a)(3)  Notice to Fund’s shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1(Exhibit 4).

(b)      Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 5).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TEKLA WORLD HEALTHCARE FUND

By (Signature and Title)*	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date:	12/3/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Laura Woodward
Laura Woodward, Treasurer

Date:	12/3/21

* Print the name and title of each signing officer under his or her signature.